File Nos. 33-10238
                                                                        811-4906

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]


      Pre-Effective Amendment No.                                       [  ]



      Post-Effective Amendment No. 34                                   [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 34                                                  [X]


                        (Check appropriate box or boxes.)

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York      10166
           (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
      ----

       X   on September 1, 2001 pursuant to paragraph (b)
      ----

           60 days after filing pursuant to paragraph (a)(i)
      ----
           on     (date)      to paragraph (a)(i)
      ----
           75 days after filing pursuant to paragraph (a)(ii)
      ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485.
      ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      ----


Dreyfus Premier State Municipal Bond Fund

Investing for income exempt from federal and, where applicable, from state income taxes


PROSPECTUS September 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

--------------------------------------------------------------------------------

Goal/Approach                                                             2

Main Risks                                                                3

Connecticut Series                                                        4

Florida Series                                                            6

Maryland Series                                                           8

Massachusetts Series                                                     10

Michigan Series                                                          12

Minnesota Series                                                         14

North Carolina Series                                                    16

Ohio Series                                                              18

Pennsylvania Series                                                      20

Texas Series                                                             22

Virginia Series                                                          24

Financial Highlights                                                     26

Management                                                               48

Your Investment

--------------------------------------------------------------------------------

Account Policies                                                         49

Distributions and Taxes                                                  52

Services for Fund Investors                                              53

Instructions for Regular Accounts                                        54

For More Information

--------------------------------------------------------------------------------


INFORMATION ON EACH SERIES' RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. The fund permits you to invest in any of eleven separate series:

Connecticut series     North Carolina series

Florida series         Ohio series

Maryland series        Pennsylvania series

Massachusetts series   Texas series

Michigan series        Virginia series

Minnesota series

To pursue the fund's goal, each series normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named.

Each series will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each series' portfolio is expected to exceed 10 years.

The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. Bonds with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income taxes. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.


AVERAGE MATURITY: an average of the stated maturities of the bonds held in the series, based on their dollar-weighted proportions in the series.





MAIN RISKS


The series' principal risks are discussed below. The value of your investment in a series will go up and down, which means that you could lose money.

* INTEREST RATE RISK. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the series' share price. The longer the series' maturity and duration, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the series' share price. Although each series invests primarily in investment grade municipal bonds, it may invest to a limited extent in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* ILLIQUIDITY. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their face value. In such a market, the value of such securities and the series' share price may fall dramatically.

* STATE SPECIFIC RISK. Each series is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the series more sensitive to risks specific to the state.


Although the fund's objective is to generate income exempt from federal income tax and, where applicable, from state income tax, interest from some of a series' holdings may be subject to the federal alternative minimum tax. In addition, a series occasionally may invest in taxable bonds and municipal bonds that are exempt only from federal personal income tax.

Other potential risks


Each series may invest in derivative securities, such as futures and options, which may cause taxable income. Each series may also sell short, which involves selling a security it does not own in anticipation that the security's price will go down. While used primarily to hedge a series' portfolio and to seek increased returns, such strategies can increase a series' volatility and lower its return. Derivatives can be illiquid and sensitive to changes in their underlying instrument. A small investment in certain derivatives can have a potentially large impact on a series' performance.

Each series is non-diversified, which means that a relatively high percentage of the series' assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.


The Fund

Connecticut Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSCTX

                                                              CLASS B:    PMCBX

                                                              CLASS C:    PMCCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  11.05    8.70   12.64   -5.71   15.47    4.53    9.31    6.33   -4.22   11.03
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                           +6.30%

WORST QUARTER:                   Q1 '94                           -5.22%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.06%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                  5.99%                4.29%             6.21%                --

CLASS B                       (1/15/93)                  6.47%                4.37%              --                5.48%*

CLASS C                       (8/15/95)                  9.20%                4.42%              --                5.20%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                 11.68%                5.84%             7.32%              6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Connecticut series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS


Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .09                   .11                   .10

------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .89                  1.41                  1.65


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $537                $721                 $921                 $1,497

CLASS B

WITH REDEMPTION                                $544                $746                 $971                 $1,420**

WITHOUT REDEMPTION                             $144                $446                 $771                 $1,420**

CLASS C

WITH REDEMPTION                                $268                $520                 $897                 $1,955
WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Connecticut Series

Florida Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSFLX

                                                              CLASS B:    PSFBX

                                                              CLASS C:    PSFCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  12.37    9.02   11.90   -4.46   16.68    3.14    4.88    5.59   -4.71   12.18
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                    +7.13%

WORST QUARTER:                   Q1 '94                   -4.73%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.16%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   7.09%                3.12%              5.95%               --

CLASS B                       (1/15/93)                   7.71%                3.23%               --                4.98%*

CLASS C                       (8/15/95)                  10.32%                3.27%               --                4.17%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%                5.84%              7.32%              6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Florida series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS


Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .30                   .31                   .33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           1.10                  1.61                  1.88


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $557                $784                 $1,029               $1,730

CLASS B

WITH REDEMPTION                                $564                $808                 $1,076               $1,650**

WITHOUT REDEMPTION                             $164                $508                 $876                 $1,650**

CLASS C

WITH REDEMPTION                                $291                $591                 $1,016               $2,201
WITHOUT REDEMPTION                             $191                $591                 $1,016               $2,201


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


For the fiscal year ended April 30, 2001, Dreyfus assumed certain expenses of the Florida series pursuant to an undertaking, reducing total expenses from 1.10% to .92% for Class A, from 1.61% to 1.42% for Class B, and from 1.88% to 1.67% for Class C shares. This undertaking was voluntary.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Florida Series

Maryland Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSMDX

                                                              CLASS B:    PMDBX

                                                              CLASS C:    PMDCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  11.94    8.35   11.39   -4.75   15.91    4.50    9.47    5.65   -4.56    8.63
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +6.49%

WORST QUARTER:                   Q1 '94                         -4.65%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.52%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   3.76%                3.65%             5.97%               --

CLASS B                       (1/15/93)                   3.75%                3.75%              --               5.14%*

CLASS C                       (8/15/95)                   6.79%                3.83%              --               4.62%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%                5.84%            7.32%              6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Maryland series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS


Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .11                   .12                   .12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.42                  1.67


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $539                $727                 $931                 $1,519

CLASS B

WITH REDEMPTION                                $545                $749                 $976                 $1,436**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,436**

CLASS C

WITH REDEMPTION                                $270                $526                 $907                 $1,976
WITHOUT REDEMPTION                             $170                $526                 $907                 $1,976


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Maryland Series

Massachusetts Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSMAX

                                                              CLASS B:    PBMAX

                                                              CLASS C:    PCMAX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  12.26    9.77   11.63   -4.56   14.81    4.24    8.57    5.81   -4.86   12.11
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +5.68%

WORST QUARTER:                   Q1 '94                         -4.20%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.18%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   7.06%                4.06%             6.28%                --

CLASS B                       (1/15/93)                   7.44%                4.14%              --                 5.33%*

CLASS C                       (8/15/95)                  10.14%                4.23%              --                 4.97%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%                5.84%             7.32%               6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Massachusetts series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS


Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .16                   .18                   .24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .96                  1.48                  1.79


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $544                $742                 $957                 $1,575

CLASS B

WITH REDEMPTION                                $551                $768                 $1,008               $1,499**

WITHOUT REDEMPTION                             $151                $468                 $808                 $1,499**

CLASS C

WITH REDEMPTION                                $282                $563                 $970                 $2,105
WITHOUT REDEMPTION                             $182                $563                 $970                 $2,105


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Massachusetts Series


Michigan Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSMIX

                                                              CLASS B:    PMIBX

                                                              CLASS C:    PCMIX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  13.05    9.25   13.67   -4.59   17.47    3.31    8.55    5.59   -3.73   10.68
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +6.85%

WORST QUARTER:                   Q1 '94                         -4.73%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.58%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   5.72%               3.79%              6.60%               --

CLASS B                       (1/15/93)                   6.12%               3.91%                --              5.69%*

CLASS C                       (8/15/95)                   8.77%               3.93%                --              5.08%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%               5.84%             7.32%              6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Michigan series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS


Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .13                   .14                   .14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .93                  1.44                  1.69


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $541                $733                 $942                 $1,542

CLASS B

WITH REDEMPTION                                $547                $756                 $987                 $1,459**

WITHOUT REDEMPTION                             $147                $456                 $787                 $1,459**

CLASS C

WITH REDEMPTION                                $272                $533                 $918                 $1,998
WITHOUT REDEMPTION                             $172                $533                 $918                 $1,998


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Michigan Series


Minnesota Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSMNX

                                                              CLASS B:    PMMNX

                                                              CLASS C:    PMNCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  11.38    8.38   12.37   -4.43   15.33    3.68    7.25    5.26   -3.76   11.28
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +6.39%

WORST QUARTER:                   Q1 '94                         -5.06%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   6.28%               3.66%             5.99%                  --

CLASS B                       (1/15/93)                   6.70%               3.74%               --                5.26%*

CLASS C                       (8/15/95)                   9.38%               3.77%               --                4.58%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%               5.84%            7.32%                6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Minnesota series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .12                   .13                   .17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.43                  1.72


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $540                $730                 $936                 $1,530

CLASS B

WITH REDEMPTION                                $546                $752                 $982                 $1,448**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,448**

CLASS C

WITH REDEMPTION                                $275                $542                 $933                 $2,030
WITHOUT REDEMPTION                             $175                $542                 $933                 $2,030


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Minnesota Series


North Carolina Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSNOX

                                                              CLASS B:    PMNBX

                                                              CLASS C:    PNCCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

          10.19   13.77   -8.53   18.14    4.19    9.80    5.75   -5.00   11.44
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +7.60%

WORST QUARTER:                   Q1 '94                         -7.03%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.85%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/1/91)                    6.39%               4.11%              --                 6.29%

CLASS B                       (1/15/93)                   6.89%               4.20%              --                 5.44%*

CLASS C                       (8/15/95)                   9.61%               4.31%              --                 5.42%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%               5.84%              --                 7.16%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE
BEGINNING VALUE ON 8/1/91.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the North Carolina series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .15                   .15                   .13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .95                  1.45                  1.68


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $543                $739                 $952                 $1,564

CLASS B

WITH REDEMPTION                                $548                $759                 $992                 $1,476**

WITHOUT REDEMPTION                             $148                $459                 $792                 $1,476**

CLASS C

WITH REDEMPTION                                $271                $530                 $913                 $1,987
WITHOUT REDEMPTION                             $171                $530                 $913                 $1,987


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

North Carolina Series


Ohio Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSOHX

                                                              CLASS B:    POHBX

                                                              CLASS C:    POHCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  12.32    9.35   12.35   -4.11   15.45    4.06    8.16    5.21   -3.38   10.80
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +5.79%

WORST QUARTER:                   Q1 '94                         -3.96%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.44%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   5.79%               3.89%            6.34%                 --

CLASS B                       (1/15/93)                   6.24%               3.98%              --                5.44%*

CLASS C                       (8/15/95)                   8.97%               4.06%              --                4.99%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                 11.68%               5.84%            7.32%                6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Ohio series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .11                   .11                   .10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.41                  1.65


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $539                $727                 $931                 $1,519

CLASS B

WITH REDEMPTION                                $544                $746                 $971                 $1,430**

WITHOUT REDEMPTION                             $144                $446                 $771                 $1,430**

CLASS C

WITH REDEMPTION                                $268                $520                 $897                 $1,955
WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Ohio Series


Pennsylvania Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PTPAX

                                                              CLASS B:    PPABX

                                                              CLASS C:    PPACX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  12.25    9.77   12.72   -5.29   17.65    3.94    9.82    5.74   -4.75   12.33
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +7.31%

WORST QUARTER:                   Q1 '94                         -5.07%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.20%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (7/30/87)                  7.26%                4.28%             6.68%                 --

CLASS B                       (1/15/93)                  7.76%                4.39%              --                 5.82%*

CLASS C                       (8/15/95)                 10.48%                4.40%              --                 5.44%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                 11.68%                5.84%             7.32%               6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Pennsylvania series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .12                   .13                   .12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.43                  1.67


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                        $540                $730                 $936                 $1,530

CLASS B

WITH REDEMPTION                                $546                $752                 $982                 $1,448**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,448**

CLASS C

WITH REDEMPTION                                $270                $526                 $907                 $1,976
WITHOUT REDEMPTION                             $170                $526                 $907                 $1,976


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Pennsylvania Series


Texas Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PTXBX

                                                              CLASS B:    PSTBX

                                                              CLASS C:    PTXCX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

  13.37    9.72   13.68   -4.87   18.63    4.69    9.88    5.98   -5.30   13.30
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +7.64%

WORST QUARTER:                   Q1 '94                         -5.37%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.98%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (5/28/87)                   8.22%                4.55%             7.14%                --

CLASS B                       (1/15/93)                   8.74%                4.67%               --              6.27%*

CLASS C                       (8/15/95)                  11.48%                4.70%               --              5.79%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                  11.68%                5.84%             7.32%             6.55%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE
BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Texas series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .15                   .17                   .17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .95                  1.47                  1.72


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                      $543                 $739                $952                 $1,564

CLASS B

WITH REDEMPTION                              $550                 $765                $1,003               $1,488**

WITHOUT REDEMPTION                           $150                 $465                $803                 $1,488**

CLASS C

WITH REDEMPTION                              $275                 $542                $933                 $2,030
WITHOUT REDEMPTION                           $175                 $542                $933                 $2,030


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


For the fiscal year ended April 30, 2001, Dreyfus assumed certain expenses of the Texas series pursuant to an undertaking, reducing total expenses from .95% to .85% for Class A, from 1.47% to 1.35% for Class B, and from 1.72% to 1.60% for Class C shares. This undertaking was voluntary.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Texas Series


Virginia Series

                                              ---------------------------------

                          Ticker Symbols                      CLASS A:    PSVAX

                                                              CLASS B:    PVABX

                                                              CLASS C:    PVACX

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in this series of the fund. The bar chart shows the changes in the series' Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the series' average annual total return for Class A, B and C shares to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

          10.87   13.87   -7.62   19.04    4.41    9.53    5.82   -4.72   11.13
     91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +7.53%

WORST QUARTER:                   Q1 '94                         -6.65%


THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.84%.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                     Since

                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/1/91)                   6.16%                4.11%               --               6.59%

CLASS B                       (1/15/93)                  6.64%                4.22%               --               5.69%*

CLASS C                       (8/15/95)                  9.32%                4.28%               --               5.40%

LEHMAN BROTHERS
MUNICIPAL BOND

INDEX**                                                 11.68%                5.84%               --               7.16%***

     * ASSUMES CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT END OF THE
SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

    ** UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE
BEGINNING VALUE ON 8/1/91.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Virginia series in the table below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM SERIES ASSETS)

% OF AVERAGE DAILY NET ASSETS


Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25


Other expenses                                                                   .13                   .14                   .12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .93                  1.44                  1.67


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                      $541                 $733                $942                 $1,542

CLASS B

WITH REDEMPTION                              $547                 $756                $987                 $1,459**

WITHOUT REDEMPTION                           $147                 $456                $787                 $1,459**

CLASS C

WITH REDEMPTION                              $270                 $526                $907                 $1,976
WITHOUT REDEMPTION                           $170                 $526                $907                 $1,976


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Virginia Series


FINANCIAL HIGHLIGHTS

Connecticut Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                     YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.21      12.26     12.23      11.81      11.90

 Investment operations:  Investment income -- net                                 .57        .58       .61        .62        .64

                         Net realized and unrealized gain (loss) on investments   .51      (.96)       .19        .47        .16

 Total from investment operations                                                1.08      (.38)       .80       1.09        .80

 Distributions:          Dividends from investment income -- net                (.57)      (.58)     (.61)      (.62)      (.64)

                         Dividends from net realized gain on investments           --      (.09)     (.16)      (.05)      (.25)

 Total distributions                                                            (.57)      (.67)     (.77)      (.67)      (.89)

 Net asset value, end of period                                                 11.72      11.21     12.26      12.23      11.81

 Total return (%)*                                                               9.86     (3.06)      6.70       9.44       6.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .89        .90       .89        .90        .93

 Ratio of net investment income to average net assets (%)                        4.97       5.08      4.94       5.12       5.32

 Portfolio turnover rate (%)                                                    21.71      35.12     21.95      33.31      30.66
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        289,723    274,962   317,923    310,343    313,881

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.20      12.26     12.23      11.80      11.89

 Investment operations:  Investment income -- net                                 .51        .52       .55        .56        .57

                         Net realized and unrealized gain (loss) on investments   .51      (.97)       .19        .48        .16

 Total from investment operations                                                1.02      (.45)       .74       1.04        .73

 Distributions:          Dividends from investment income -- net                (.51)      (.52)     (.55)      (.56)      (.57)

                         Dividends from net realized gain on investments           --      (.09)     (.16)      (.05)      (.25)

 Total distributions                                                            (.51)      (.61)     (.71)      (.61)      (.82)

 Net asset value, end of period                                                 11.71      11.20     12.26      12.23      11.80

 Total return (%)*                                                               9.31     (3.66)      6.15       8.97       6.28
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.41       1.42      1.40       1.42       1.45

 Ratio of net investment income to average net assets (%)                        4.45       4.55      4.42       4.59       4.79

 Portfolio turnover rate (%)                                                    21.71      35.12     21.95      33.31      30.66
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         38,794     42,283    58,416     59,315     54,661

* EXCLUSIVE OF SALES CHARGE.





                                                                                              YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.19      12.25     12.22      11.79      11.89

 Investment operations:  Investment income -- net                                 .49        .50       .52        .53        .54

                         Net realized and unrealized gain (loss) on investments   .51      (.97)       .19        .48        .15

 Total from investment operations                                                1.00      (.47)       .71       1.01        .69

 Distributions:          Dividends from investment income -- net                (.49)      (.50)     (.52)      (.53)      (.54)

                         Dividends from net realized gain on investments           --      (.09)     (.16)      (.05)      (.25)

 Total distributions                                                            (.49)      (.59)     (.68)      (.58)      (.79)

 Net asset value, end of period                                                 11.70      11.19     12.25      12.22      11.79

 Total return (%)*                                                               9.05     (3.89)      5.88       8.68       5.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.65       1.66      1.65       1.68       1.70

 Ratio of net investment income to average net assets (%)                        4.20       4.31      4.15       4.29       4.56

 Portfolio turnover rate (%)                                                    21.71      35.12     21.95      33.31      30.66
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          5,249      4,400     4,970      2,583      1,290

* EXCLUSIVE OF SALES CHARGE.

Connecticut Series



FINANCIAL HIGHLIGHTS

Florida Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.88      14.03     14.17      14.06      14.48

 Investment operations:  Investment income -- net                                 .62        .65       .65        .66        .76

                         Net realized and unrealized gain (loss) on investments   .81     (1.10)       .05        .26      (.08)

 Total from investment operations                                                1.43      (.45)       .70        .92        .68

 Distributions:          Dividends from investment income -- net                (.62)      (.65)     (.65)      (.66)      (.76)

                         Dividends from net realized gain on investments     (.00)(1)      (.05)     (.19)      (.15)      (.34)

 Total distributions                                                            (.62)      (.70)     (.84)      (.81)     (1.10)

 Net asset value, end of period                                                 13.69      12.88     14.03      14.17      14.06

 Total return (%)(2)                                                            11.32     (3.19)      5.00       6.73       4.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .92       .92        .91        .92

 Ratio of net investment income to average net assets (%)                        4.65       4.92      4.53       4.67       5.27

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .18        .06        --         --         --

 Portfolio turnover rate (%)                                                     8.55      29.04     88.48      91.18      71.68
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        117,133    118,352   149,185    167,793    202,503

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.87      14.02     14.17      14.05      14.47

 Investment operations:  Investment income -- net                                 .55        .58       .57        .59        .69

                         Net realized and unrealized gain (loss) on investments   .81     (1.10)       .04        .27      (.08)

 Total from investment operations                                                1.36      (.52)       .61        .86        .61

 Distributions:          Dividends from investment income -- net                (.55)      (.58)     (.57)      (.59)      (.69)

                         Dividends from net realized gain on investments     (.00)(1)      (.05)     (.19)      (.15)      (.34)

 Total distributions                                                            (.55)      (.63)     (.76)      (.74)     (1.03)

 Net asset value, end of period                                                 13.68      12.87     14.02      14.17      14.05

 Total return (%)(2)                                                            10.78     (3.68)      4.40       6.26       4.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.43      1.42       1.41       1.42

 Ratio of net investment income to average net assets (%)                        4.16       4.41      4.02       4.16       4.76

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .19        .06        --         --         --

 Portfolio turnover rate (%)                                                     8.55      29.04     88.48      91.18      71.68
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          9,792     14,353    26,693     32,545     35,802

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES CHARGE.





                                                                                                YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.88      14.03     14.17      14.05      14.47

 Investment operations:  Investment income -- net                                 .52        .54       .53        .55        .65

                         Net realized and unrealized gain (loss) on investments   .81     (1.10)       .05        .27      (.08)

 Total from investment operations                                                1.33      (.56)       .58        .82        .57

 Distributions:          Dividends from investment income -- net                (.52)      (.54)     (.53)      (.55)      (.65)

                         Dividends from net realized gain on investments     (.00)(1)      (.05)     (.19)      (.15)      (.34)

 Total distributions                                                            (.52)      (.59)     (.72)      (.70)      (.99)

 Net asset value, end of period                                                 13.69      12.88     14.03      14.17      14.05

 Total return (%)(2)                                                            10.50     (3.97)      4.13       5.94       3.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.73      1.75       1.71       1.97

 Ratio of net investment income to average net assets (%)                        3.83       4.11      3.69       3.69       4.60

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .21        .10        --         --        --

 Portfolio turnover rate (%)                                                     8.55      29.04     88.48      91.18      71.68
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,004        456       394        366         58

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.

Florida Series



FINANCIAL HIGHLIGHTS

Maryland Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.74      12.94     13.05      12.70      12.69

 Investment operations:  Investment income -- net                                 .62        .63       .65        .67        .68

                         Net realized and unrealized gain (loss) on investments   .20     (1.10)       .09        .50        .18

 Total from investment operations                                                 .82      (.47)       .74       1.17        .86

 Distributions:          Dividends from investment income -- net                (.62)      (.63)     (.65)      (.67)      (.68)

                         Dividends from net realized gain on investments     (.00)(1)      (.10)     (.20)      (.15)      (.17)

 Total distributions                                                            (.62)      (.73)     (.85)      (.82)      (.85)

 Net asset value, end of period                                                 11.94      11.74     12.94      13.05      12.70

 Total return (%)(2)                                                             7.14     (3.61)      5.76       9.40       6.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .91        .91       .90        .90        .90

 Ratio of net investment income to average net assets (%)                        5.22       5.16      4.97       5.12       5.29

 Portfolio turnover rate (%)                                                    14.74      28.37     29.30      18.12      43.63
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        228,111    229,184   264,255    262,560    266,658

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.74      12.94     13.05      12.70      12.69

 Investment operations:  Investment income -- net                                 .56        .56       .58        .60        .61

                         Net realized and unrealized gain (loss) on investments   .20     (1.10)       .09        .50        .18

 Total from investment operations                                                 .76      (.54)       .67       1.10        .79

 Distributions:          Dividends from investment income -- net                (.56)      (.56)     (.58)      (.60)      (.61)

                         Dividends from net realized gain on investments     (.00)(1)      (.10)     (.20)      (.15)      (.17)

 Total distributions                                                            (.56)      (.66)     (.78)      (.75)      (.78)

 Net asset value, end of period                                                 11.94      11.74     12.94      13.05      12.70

 Total return (%)(2)                                                             6.60     (4.12)      5.20       8.83       6.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.43      1.42       1.42       1.43

 Ratio of net investment income to average net assets (%)                        4.69       4.62      4.44       4.59       4.75

 Portfolio turnover rate (%)                                                    14.74      28.37     29.30      18.12      43.63
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         47,095     43,044    59,806     50,141     45,329

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.





                                                                                              YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.75      12.95     13.06      12.71      12.69

 Investment operations:  Investment income -- net                                 .53        .54       .55        .57        .58

                         Net realized and unrealized gain (loss) on investments   .19     (1.10)       .09        .50        .19

 Total from investment operations                                                 .72      (.56)       .64       1.07        .77

 Distributions:          Dividends from investment income -- net                (.53)      (.54)     (.55)      (.57)      (.58)

                         Dividends from net realized gain on investments     (.00)(1)      (.10)     (.20)      (.15)      (.17)

 Total distributions                                                            (.53)      (.64)     (.75)      (.72)      (.75)

 Net asset value, end of period                                                 11.94      11.75     12.95      13.06      12.71

 Total return (%)(2)                                                             6.23     (4.32)      4.93       8.55       6.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.65      1.66       1.67       1.64

 Ratio of net investment income to average net assets (%)                        4.43       4.41      4.15       4.29       4.47

 Portfolio turnover rate (%)                                                    14.74      28.37     29.30      18.12      43.63
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          3,264      2,223     3,235      1,618        202

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.

Maryland Series



FINANCIAL HIGHLIGHTS

Massachusetts Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           10.69      11.68     11.75      11.40      11.50

 Investment operations:  Investment income -- net                                 .56        .57       .59        .61        .63

                         Net realized and unrealized gain (loss) on investments   .45      (.98)       .11        .40        .17

 Total from investment operations                                                1.01      (.41)       .70       1.01        .80

 Distributions:          Dividends from investment income -- net                (.56)      (.57)     (.59)      (.61)      (.63)

                         Dividends from net realized gain on investments           --      (.01)     (.18)      (.05)      (.27)

 Total distributions                                                            (.56)      (.58)     (.77)      (.66)      (.90)

 Net asset value, end of period                                                 11.14      10.69     11.68      11.75      11.40

 Total return (%)*                                                               9.63     (3.42)      6.08       9.04       7.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .96        .98       .93        .91        .92

 Ratio of net investment income to average net assets (%)                        5.09       5.22      4.97       5.23       5.46

 Portfolio turnover rate (%)                                                    51.41      57.94     47.11      48.69      24.45
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         51,557     50,885    62,958     60,529     65,809

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           10.68      11.67     11.75      11.40      11.49

 Investment operations:  Investment income -- net                                 .50        .52       .53        .55        .57

                         Net realized and unrealized gain (loss) on investments   .46      (.98)       .10        .40        .18

 Total from investment operations                                                 .96      (.46)       .63        .95        .75

 Distributions:          Dividends from investment income -- net                (.50)      (.52)     (.53)      (.55)      (.57)

                         Dividends from net realized gain on investments           --      (.01)     (.18)      (.05)      (.27)

 Total distributions                                                            (.50)      (.53)     (.71)      (.60)      (.84)

 Net asset value, end of period                                                 11.14      10.68     11.67      11.75      11.40

 Total return (%)*                                                               9.18     (3.93)      5.46       8.49       6.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.48       1.49      1.43       1.42       1.43

 Ratio of net investment income to average net assets (%)                        4.57       4.70      4.46       4.71       4.94

 Portfolio turnover rate (%)                                                    51.41      57.94     47.11      48.69      24.45
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          4,566      4,648     6,733      6,584      6,064

* EXCLUSIVE OF SALES CHARGE.





                                                                                             YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           10.70      11.69     11.76      11.41      11.48

 Investment operations:  Investment income -- net                                 .46        .49       .50        .52        .54

                         Net realized and unrealized gain (loss) on investments   .45      (.98)       .11        .40        .20

 Total from investment operations                                                 .91      (.49)       .61        .92        .74

 Distributions:          Dividends from investment income -- net                (.46)      (.49)     (.50)      (.52)      (.54)

                         Dividends from net realized gain on investments           --      (.01)     (.18)      (.05)      (.27)

 Total distributions                                                            (.46)      (.50)     (.68)      (.57)      (.81)

 Net asset value, end of period                                                 11.15      10.70     11.69      11.76      11.41

 Total return (%)*                                                               8.65     (4.16)      5.28       8.22       6.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.79       1.68      1.70       1.64       1.65

 Ratio of net investment income to average net assets (%)                        4.18       4.51      4.06       4.51       4.64

 Portfolio turnover rate (%)                                                    51.41      57.94     47.11      48.69      24.45
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            373        141       345          1          1

* EXCLUSIVE OF SALES CHARGE.

Massachusetts Series



FINANCIAL HIGHLIGHTS

Michigan Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                            YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.32      15.57     15.61      15.14      15.15

 Investment operations:  Investment income -- net                                 .75        .76       .78        .80        .81

                         Net realized and unrealized gain (loss) on investments   .50     (1.16)       .12        .48        .21

 Total from investment operations                                                1.25      (.40)       .90       1.28       1.02

 Distributions:          Dividends from investment income -- net                (.75)      (.76)     (.78)      (.80)      (.81)

                         Dividends from net realized gain on investments           --      (.09)     (.16)      (.01)      (.22)

 Total distributions                                                            (.75)      (.85)     (.94)      (.81)     (1.03)

 Net asset value, end of period                                                 14.82      14.32     15.57      15.61      15.14

 Total return (%)*                                                               8.90     (2.56)      5.89       8.55       6.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .94       .92        .92        .91

 Ratio of net investment income to average net assets (%)                        5.11       5.18      4.96       5.12       5.34

 Portfolio turnover rate (%)                                                    29.62      29.55     36.17      41.46      22.32
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        119,860    123,635   145,764    149,221    155,568

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.32      15.56     15.61      15.13      15.15

 Investment operations:  Investment income -- net                                 .68        .69       .70        .72        .74

                         Net realized and unrealized gain (loss) on investments   .50     (1.15)       .11        .49        .20

 Total from investment operations                                                1.18      (.46)       .81       1.21        .94

 Distributions:          Dividends from investment income -- net                (.68)      (.69)     (.70)      (.72)      (.74)

                         Dividends from net realized gain on investments           --      (.09)     (.16)      (.01)      (.22)

 Total distributions                                                            (.68)      (.78)     (.86)      (.73)      (.96)

 Net asset value, end of period                                                 14.82      14.32     15.56      15.61      15.13

 Total return (%)*                                                               8.35     (2.98)      5.29       8.08       6.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.44      1.42       1.42       1.42

 Ratio of net investment income to average net assets (%)                        4.60       4.66      4.44       4.61       4.82

 Portfolio turnover rate (%)                                                    29.62      29.55     36.17      41.46      22.32
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         11,422     13,101    22,338     20,938     19,338

* EXCLUSIVE OF SALES CHARGE.





                                                                                             YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.33      15.57     15.61      15.14      15.16

 Investment operations:  Investment income -- net                                 .64        .65       .66        .67        .69

                         Net realized and unrealized gain (loss) on investments   .49     (1.15)       .12        .48        .20

 Total from investment operations                                                1.13      (.50)       .78       1.15        .89

 Distributions:          Dividends from investment income -- net                (.64)      (.65)     (.66)      (.67)      (.69)

                         Dividends from net realized gain on investments           --      (.09)     (.16)      (.01)      (.22)

 Total distributions                                                            (.64)      (.74)     (.82)      (.68)      (.91)

 Net asset value, end of period                                                 14.82      14.33     15.57      15.61      15.14

 Total return (%)*                                                               8.01     (3.22)      5.08       7.70       5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.69       1.69      1.67       1.69       1.72

 Ratio of net investment income to average net assets (%)                        4.33       4.43      4.16       4.26       4.47

 Portfolio turnover rate (%)                                                    29.62      29.55     36.17      41.46      22.32
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,480      1,104     1,877        640        241

* EXCLUSIVE OF SALES CHARGE.

Michigan Series



FINANCIAL HIGHLIGHTS

Minnesota Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.11      15.30     15.30      15.03      14.98

 Investment operations:  Investment income -- net                                 .74        .75       .78        .82        .82

                         Net realized and unrealized gain (loss) on investments   .49     (1.13)      .04         .27        .09

 Total from investment operations                                                1.23      (.38)       .82       1.09        .91

 Distributions:          Dividends from investment income -- net                (.74)      (.75)     (.78)      (.82)      (.82)

                         Dividends from net realized gain on investments           --      (.06)     (.04)         --      (.04)

 Total distributions                                                            (.74)      (.81)     (.82)      (.82)      (.86)

 Net asset value, end of period                                                 14.60      14.11     15.30      15.30      15.03

 Total return (%)*                                                               8.90     (2.48)      5.41       7.36       6.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .93       .91        .90        .91

 Ratio of net investment income to average net assets (%)                        5.13       5.20      5.05       5.32       5.42

 Portfolio turnover rate (%)                                                    14.00      13.45     41.27      13.37      25.82
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        117,281    116,261   134,314    126,115    129,031

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.14      15.33     15.33      15.06      15.01

 Investment operations:  Investment income -- net                                 .67        .67       .70        .74        .74

                         Net realized and unrealized gain (loss) on investments   .48     (1.13)      .04         .27        .09

 Total from investment operations                                                1.15      (.46)       .74       1.01        .83

 Distributions:          Dividends from investment income -- net                (.67)      (.67)     (.70)      (.74)      (.74)

                         Dividends from net realized gain on investments           --      (.06)     (.04)         --      (.04)

 Total distributions                                                            (.67)      (.73)     (.74)      (.74)      (.78)

 Net asset value, end of period                                                 14.62      14.14     15.33      15.33      15.06

 Total return (%)*                                                               8.27     (2.97)      4.86       6.79       5.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.46      1.43       1.42       1.44

 Ratio of net investment income to average net assets (%)                        4.62       4.64      4.52       4.79       4.90

 Portfolio turnover rate (%)                                                    14.00      13.45     41.27      13.37      25.82
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         14,417     14,671    29,562     28,568     26,004

* EXCLUSIVE OF SALES CHARGE.





                                                                                              YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.13      15.33     15.33      15.06      15.01

 Investment operations:  Investment income -- net                                 .63        .63       .65        .69        .70

                         Net realized and unrealized gain (loss) on investments   .49     (1.14)       .04        .27        .09

 Total from investment operations                                                1.12      (.51)       .69        .96        .79

 Distributions:          Dividends from investment income -- net                (.63)      (.63)     (.65)      (.69)      (.70)

                         Dividends from net realized gain on investments           --      (.06)     (.04)         --      (.04)

 Total distributions                                                            (.63)      (.69)     (.69)      (.69)      (.74)

 Net asset value, end of period                                                 14.62      14.13     15.33      15.33      15.06

 Total return (%)*                                                               8.03     (3.30)      4.53       6.46       5.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.72       1.73      1.74       1.73       1.67

 Ratio of net investment income to average net assets (%)                        4.32       4.38      4.16       4.40       4.62

 Portfolio turnover rate (%)                                                    14.00      13.45     41.27      13.37      25.82
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,139      1,073     1,422        667        307

* EXCLUSIVE OF SALES CHARGE.

Minnesota Series



FINANCIAL HIGHLIGHTS

North Carolina Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.79      13.95     13.91      13.23      12.91

 Investment operations:  Investment income -- net                                 .66        .65       .66        .67        .67

                         Net realized and unrealized gain (loss) on investments   .42     (1.12)       .11        .68        .32

 Total from investment operations                                                1.08      (.47)       .77       1.35        .99

 Distributions:          Dividends from investment income -- net                (.66)      (.65)     (.66)      (.67)      (.67)

                         Dividends from net realized gain on investments           --      (.04)     (.07)         --         --

 Total distributions                                                            (.66)      (.69)     (.73)      (.67)      (.67)

 Net asset value, end of period                                                 13.21      12.79     13.95      13.91      13.23

 Total return (%)*                                                               8.57     (3.38)      5.63      10.39       7.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .95        .97       .94        .87       1.04

 Ratio of net investment income to average net assets (%)                        5.01       4.97      4.68       4.89       5.10

 Portfolio turnover rate (%)                                                    32.30      39.92     41.15      32.28      44.91
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         57,033     55,883    47,794     41,592     42,130

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.78      13.94     13.90      13.22      12.90

 Investment operations:  Investment income -- net                                 .59        .58       .59        .60        .60

                         Net realized and unrealized gain (loss) on investments   .42     (1.12)       .11        .68        .32

 Total from investment operations                                                1.01      (.54)       .70       1.28        .92

 Distributions:          Dividends from investment income -- net                (.59)      (.58)     (.59)      (.60)      (.60)

                         Dividends from net realized gain on investments           --      (.04)     (.07)         --         --

 Total distributions                                                            (.59)      (.62)     (.66)      (.60)      (.60)

 Net asset value, end of period                                                 13.20      12.78     13.94      13.90      13.22

 Total return (%)*                                                               8.03     (3.88)      5.10       9.84       7.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.45       1.48      1.44       1.38       1.54

 Ratio of net investment income to average net assets (%)                        4.50       4.42      4.16       4.39       4.59

 Portfolio turnover rate (%)                                                    32.30      39.92     41.15      32.28      44.91
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         18,994     19,854    39,535     45,296     43,979

* EXCLUSIVE OF SALES CHARGE.





                                                                                              YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.80      13.96     13.90      13.22      12.90

 Investment operations:  Investment income -- net                                 .56        .55       .56        .57        .57

                         Net realized and unrealized gain (loss) on investments   .42     (1.12)       .13        .68        .32

 Total from investment operations                                                 .98      (.57)       .69       1.25        .89

 Distributions:          Dividends from investment income -- net                (.56)      (.55)     (.56)      (.57)      (.57)

                         Dividends from net realized gain on investments           --      (.04)     (.07)         --         --

 Total distributions                                                            (.56)      (.59)     (.63)      (.57)      (.57)

 Net asset value, end of period                                                 13.22      12.80     13.96      13.90      13.22

 Total return (%)*                                                               7.78     (4.10)      5.02       9.58       7.00
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.68       1.72      1.63       1.62       1.77

 Ratio of net investment income to average net assets (%)                        4.27       4.22      3.83       4.08       4.31

 Portfolio turnover rate (%)                                                    32.30      39.92     41.15      32.28      44.91
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            756        671       434         44         11

* EXCLUSIVE OF SALES CHARGE.

North Carolina Series



FINANCIAL HIGHLIGHTS

Ohio Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.88      12.80     12.86      12.65      12.58

 Investment operations:  Investment income -- net                                 .61        .63       .65        .67        .69

                         Net realized and unrealized gain (loss) on investments   .41      (.90)       .08        .34        .17

 Total from investment operations                                                1.02      (.27)       .73       1.01        .86

 Distributions:          Dividends from investment income -- net                (.61)      (.63)     (.65)      (.67)      (.69)

                         Dividends from net realized gain on investments           --      (.02)     (.14)      (.13)      (.10)

 Total distributions                                                            (.61)      (.65)     (.79)      (.80)      (.79)

 Net asset value, end of period                                                 12.29      11.88     12.80      12.86      12.65

 Total return (%)*                                                               8.75     (2.08)      5.72       8.09       6.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .91        .91       .91        .90        .91

 Ratio of net investment income to average net assets (%)                        5.02       5.20      5.00       5.17       5.40

 Portfolio turnover rate (%)                                                    27.53      26.70     40.36      24.73      29.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        197,970    201,974   237,027    237,618    242,572

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.88      12.81     12.87      12.65      12.59

 Investment operations:  Investment income -- net                                 .55        .57       .58        .60        .62

                         Net realized and unrealized gain (loss) on investments   .41      (.91)       .08        .35        .16

 Total from investment operations                                                 .96      (.34)       .66        .95        .78

 Distributions:          Dividends from investment income -- net                (.55)      (.57)     (.58)      (.60)      (.62)

                         Dividends from net realized gain on investments           --      (.02)     (.14)      (.13)      (.10)

 Total distributions                                                            (.55)      (.59)     (.72)      (.73)      (.72)

 Net asset value, end of period                                                 12.29      11.88     12.81      12.87      12.65

 Total return (%)*                                                               8.21     (2.66)      5.17       7.62       6.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.41       1.42      1.42       1.41       1.42

 Ratio of net investment income to average net assets (%)                        4.51       4.68      4.47       4.65       4.87

 Portfolio turnover rate (%)                                                    27.53      26.70     40.36      24.73      29.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         38,763     39,445    54,929     50,453     44,746

* EXCLUSIVE OF SALES CHARGE.





                                                                                              YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.89      12.82     12.88      12.66      12.59

 Investment operations:  Investment income -- net                                 .52        .54       .55        .57        .59

                         Net realized and unrealized gain (loss) on investments   .41      (.91)       .08        .35        .17

 Total from investment operations                                                 .93      (.37)       .63        .92        .76

 Distributions:          Dividends from investment income -- net                (.52)      (.54)     (.55)      (.57)      (.59)

                         Dividends from net realized gain on investments           --      (.02)     (.14)      (.13)      (.10)

 Total distributions                                                            (.52)      (.56)     (.69)      (.70)      (.69)

 Net asset value, end of period                                                 12.30      11.89     12.82      12.88      12.66

 Total return (%)*                                                               7.92     (2.90)      4.92       7.35       6.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.65       1.67      1.66       1.66       1.64

 Ratio of net investment income to average net assets (%)                        4.21       4.41      4.20       4.38       4.44

 Portfolio turnover rate (%)                                                    27.53      26.70     40.36      24.73      29.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          5,163      3,095     1,793        579        694

* EXCLUSIVE OF SALES CHARGE.

Ohio Series



FINANCIAL HIGHLIGHTS

Pennsylvania Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.94      16.56     16.68      16.23      16.17

 Investment operations:  Investment income -- net                                 .77        .79       .82        .85        .85

                         Net realized and unrealized gain (loss) on investments   .46     (1.33)       .16        .71        .24

 Total from investment operations                                                1.23      (.54)       .98       1.56       1.09

 Distributions:          Dividends from investment income -- net                (.77)      (.79)     (.82)      (.85)      (.85)

                         Dividends from net realized gain on investments     (.00)(1)      (.29)     (.28)      (.26)      (.18)

 Total distributions                                                            (.77)     (1.08)    (1.10)     (1.11)     (1.03)

 Net asset value, end of period                                                 15.40      14.94     16.56      16.68      16.23

 Total return (%)(2)                                                             8.37     (3.24)      5.97       9.83       6.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .94       .92        .92        .92

 Ratio of net investment income to average net assets (%)                        5.02       5.12      4.90       5.09       5.22

 Portfolio turnover rate (%)                                                    23.01      34.29     48.14      34.82      60.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        188,473    180,760   195,728    196,055    201,229

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.93      16.55     16.67      16.23      16.16

 Investment operations:  Investment income -- net                                 .69        .71       .74        .77        .77

                         Net realized and unrealized gain (loss) on investments   .45     (1.33)       .16        .70        .25

 Total from investment operations                                                1.14      (.62)       .90       1.47       1.02

 Distributions:          Dividends from investment income -- net                (.69)      (.71)     (.74)      (.77)      (.77)

                         Dividends from net realized gain on investments     (.00)(1)      (.29)     (.28)      (.26)      (.18)

 Total distributions                                                            (.69)     (1.00)    (1.02)     (1.03)      (.95)

 Net asset value, end of period                                                 15.38      14.93     16.55      16.67      16.23

 Total return (%)(2)                                                             7.75     (3.75)      5.43       9.20       6.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.46      1.43       1.43       1.43

 Ratio of net investment income to average net assets (%)                        4.50       4.57      4.39       4.57       4.71

 Portfolio turnover rate (%)                                                    23.01      34.29     48.14      34.82      60.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         38,593     38,968    68,869     74,855     71,671

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.





                                                                                               YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.95      16.57     16.69      16.23      16.16

 Investment operations:  Investment income -- net                                 .66        .67       .69        .70        .69

                         Net realized and unrealized gain (loss) on investments   .45     (1.33)       .16        .72        .25

 Total from investment operations                                                1.11      (.66)       .85       1.42        .94

 Distributions:          Dividends from investment income -- net                (.66)      (.67)     (.69)      (.70)      (.69)

                         Dividends from net realized gain on investments     (.00)(1)      (.29)     (.28)      (.26)      (.18)

 Total distributions                                                            (.66)      (.96)     (.97)      (.96)      (.87)

 Net asset value, end of period                                                 15.40      14.95     16.57      16.69      16.23

 Total return (%)(2)                                                             7.49     (3.98)      5.16       8.91       5.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.70      1.69       1.69       1.83

 Ratio of net investment income to average net assets (%)                        4.23       4.35      4.07       3.98       4.28

 Portfolio turnover rate (%)                                                    23.01      34.29     48.14      34.82      60.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          2,355      1,274       898        463         32

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES CHARGE.

Pennsylvania Series



FINANCIAL HIGHLIGHTS

Texas Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           19.33      21.37     21.68      20.99      20.84

 Investment operations:  Investment income -- net                                 .96        .98      1.00       1.08       1.17

                         Net realized and unrealized gain (loss) on investments   .91     (1.77)       .21        .99        .41

 Total from investment operations                                                1.87      (.79)      1.21       2.07       1.58

 Distributions:          Dividends from investment income -- net                (.96)      (.98)    (1.00)     (1.08)     (1.17)

                         Dividends from net realized gain on investments           --      (.27)     (.52)      (.30)      (.26)

 Total distributions                                                            (.96)     (1.25)    (1.52)     (1.38)     (1.43)

 Net asset value, end of period                                                 20.24      19.33     21.37      21.68      20.99

 Total return (%)*                                                               9.83     (3.62)      5.66      10.03       7.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .85        .85       .85        .72        .37

 Ratio of net investment income to average net assets (%)                        4.80       4.95      4.59       4.96       5.54

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .10        .14       .07        .18        .55

 Portfolio turnover rate (%)                                                    12.69      22.70     49.67      27.18      61.22
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         52,716     52,464    60,516     59,758     60,849

* EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           19.32      21.37     21.68      20.98      20.84

 Investment operations:  Investment income -- net                                 .86        .88       .89        .97       1.06

                         Net realized and unrealized gain (loss) on investments   .92     (1.78)       .21       1.00        .40

 Total from investment operations                                                1.78      (.90)      1.10       1.97       1.46

 Distributions:          Dividends from investment income -- net                (.86)      (.88)     (.89)      (.97)     (1.06)

                         Dividends from net realized gain on investments           --      (.27)     (.52)      (.30)      (.26)

 Total distributions                                                            (.86)     (1.15)    (1.41)     (1.27)     (1.32)

 Net asset value, end of period                                                 20.24      19.32     21.37      21.68      20.98

 Total return (%)*                                                               9.35     (4.14)      5.13       9.53       7.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.35       1.35      1.35       1.23        .88

 Ratio of net investment income to average net assets (%)                        4.30       4.41      4.09       4.44       5.03

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .12        .16       .08        .18        .55

 Portfolio turnover rate (%)                                                    12.69      22.70     49.67      27.18      61.22
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          6,557      7,483    17,031     20,454     17,396

* EXCLUSIVE OF SALES CHARGE.





                                                                                             YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           19.31      21.36     21.67      20.97      20.83

 Investment operations:  Investment income -- net                                 .81        .84       .83        .91        .99

                         Net realized and unrealized gain (loss) on investments   .92     (1.78)       .21       1.00        .40

 Total from investment operations                                                1.73      (.94)      1.04       1.91       1.39

 Distributions:          Dividends from investment income -- net                (.81)      (.84)     (.83)      (.91)      (.99)

                         Dividends from net realized gain on investments           --      (.27)     (.52)      (.30)      (.26)

 Total distributions                                                            (.81)     (1.11)    (1.35)     (1.21)     (1.25)

 Net asset value, end of period                                                 20.23      19.31     21.36      21.67      20.97

 Total return (%)*                                                               9.02     (4.33)      4.86       9.24       6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.60       1.60      1.60       1.52       1.19

 Ratio of net investment income to average net assets (%)                        4.01       4.15      3.79       4.10       4.57

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                    .12        .15       .11        .15        .54

 Portfolio turnover rate (%)                                                    12.69      22.70     49.67      27.18      61.22
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            365        265       620        261        129

* EXCLUSIVE OF SALES CHARGE.

Texas Series



FINANCIAL HIGHLIGHTS

Virginia Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.84      17.31     17.37      16.61      16.27

 Investment operations:  Investment income -- net                                 .81        .83       .85        .88        .94

                         Net realized and unrealized gain (loss) on investments   .67     (1.47)       .17        .76        .34

 Total from investment operations                                                1.48      (.64)      1.02       1.64       1.28

 Distributions:          Dividends from investment income -- net                (.81)      (.83)      (.85)      (.88)      (.94)

                         Dividends from net realized gain on investments           --    (.00)(1)     (.23)     (.00)(1)      --

 Total distributions                                                            (.81)      (.83)     (1.08)      (.88)      (.94)

 Net asset value, end of period                                                 16.51      15.84     17.31      17.37      16.61

 Total return (%)(2)                                                             9.54     (3.65)      5.98      10.05       8.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .97       .92        .75        .39

 Ratio of net investment income to average net assets (%)                        4.99       5.12      4.83       5.10       5.67

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --        .14        .55

 Portfolio turnover rate (%)                                                    31.73      31.63     30.19      21.25      45.29
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         68,144     67,043    71,612     65,086     61,099

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.83      17.31     17.37      16.60      16.27

 Investment operations:  Investment income -- net                                 .73        .75       .76        .79        .86

                         Net realized and unrealized gain (loss) on investments   .68     (1.48)       .17        .77        .33

 Total from investment operations                                                1.41      (.73)       .93       1.56       1.19

 Distributions:          Dividends from investment income -- net                (.73)      (.75)      (.76)      (.79)      (.86)

                         Dividends from net realized gain on investments           --    (.00)(1)     (.23)    (.00)(1)       --

 Total distributions                                                            (.73)      (.75)      (.99)      (.79)      (.86)

 Net asset value, end of period                                                 16.51      15.83     17.31      17.37      16.60

 Total return (%)(2)                                                             9.05     (4.21)      5.44       9.56       7.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.48      1.43       1.26        .90

 Ratio of net investment income to average net assets (%)                        4.48       4.59      4.32       4.58       5.15

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --        .14        .55

 Portfolio turnover rate (%)                                                    31.73      31.63     30.19      21.25      45.29
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         19,035     21,081    34,912     40,100     35,787

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES CHARGE.





                                                                                                YEAR ENDED APRIL 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.83      17.30     17.36      16.60      16.26

 Investment operations:  Investment income -- net                                 .69        .71       .72        .75        .81

                         Net realized and unrealized gain (loss) on investments   .67     (1.47)       .17        .76        .34

 Total from investment operations                                                1.36      (.76)       .89       1.51       1.15

 Distributions:          Dividends from investment income -- net                (.69)      (.71)      (.72)      (.75)      (.81)

                         Dividends from net realized gain on investments           --     (.00)(1)    (.23)     (.00)(1)      --

 Total distributions                                                            (.69)      (.71)      (.95)      (.75)      (.81)

 Net asset value, end of period                                                 16.50      15.83     17.30      17.36      16.60

 Total return (%)(2)                                                             8.75     (4.37)      5.19       9.22       7.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.67       1.70      1.66       1.54       1.17

 Ratio of net investment income to average net assets (%)                        4.27       4.37      4.06       4.24       4.83

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                                                     --         --        --        .11        .54

 Portfolio turnover rate (%)                                                    31.73      31.63     30.19      21.25      45.29
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          2,367      3,048     3,188      1,996        674

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  EXCLUSIVE OF SALES LOAD.

Virginia Series



MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $168 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $585 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of the series' average daily net assets. These fees reflect any fee waivers or expense reimbursements that may have been in effect.

--------------------------------------------------------------------------------

                                                EFFECTIVE ANNUAL RATE OF

NAME OF SERIES                                     MANAGEMENT FEE PAID
--------------------------------------------------------------------------------

Connecticut                                                  0.55%


Florida                                                      0.37%


Maryland                                                     0.55%

Massachusetts                                                0.55%

Michigan                                                     0.55%

Minnesota                                                    0.55%

North Carolina                                               0.55%

Ohio                                                         0.55%

Pennsylvania                                                 0.55%


Texas                                                        0.45%


Virginia                                                     0.55%


Samuel J. Weinstock has been the primary portfolio manager of the Connecticut series since August 1987 and of the Virginia series since August 1991. Mr. Weinstock has been employed by Dreyfus since March 1987.

Douglas J. Gaylor has been the primary portfolio manager of the Florida series since August 1999 and of each of the Maryland series, Pennsylvania series and Texas series since he joined Dreyfus in January 1996.

W. Michael Petty has been the primary portfolio manager of each of the Massachusetts series, Michigan series, Minnesota series, North Carolina series and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997. Prior to joining Dreyfus, Mr. Petty was vice president and portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class B shares on or prior to November 30, 1996 may be eligible for a lower CDSC.

--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                      Sales charge
                                                           deducted as a %                   as a % of your
Your investment                                            of offering price                 net investment
------------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                                              4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase
(except shares bought through dividend reinvestment).

------------------------------------------------------------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment


ACCOUNT POLICIES (CONTINUED)

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each series' investments are generally valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified retirement plans.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

--------------------------------------------------------------------------------

Minimum investments

                                  Initial          Additional

--------------------------------------------------------------------------------

REGULAR ACCOUNTS                  $1,000           $100; $500 FOR DREYFUS
                                                   TELETRANSFER INVESTMENTS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series' Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.


BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds

sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                             ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a series' total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect a series' operations (for example, if it represents more than 1% of a series' assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.


The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.


If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment


DISTRIBUTIONS AND TAXES

EACH SERIES GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class of a series will generate a different dividend because each has different expenses. Your distributions will be reinvested in your series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH SERIES ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distribution of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the series and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM

CAPITAL GAINS                 8%/10%                18%/20%



The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of series shares, including through the checkwriting privilege, may generate a tax liability.


The table at left also can provide a guide for potential tax liability when selling or exchanging series shares. "Short-term capital gains" applies to series shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% or above tax rate bracket, purchased after December 31, 2000.



SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASE series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC For making automatic investments ASSET BUILDER((reg.tm)) from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund or certain
                                Founders-advised funds (not available for IRAs).

--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain Founders-advised funds.

--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Checkwriting privilege (Class A only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of a series into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:

   Name of Fund

   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to: Name of Fund

P.O. Box 9268, Boston, MA 02205-8502 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# (see below)

   * the fund and series names

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# (see below)

* the fund and series names

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

           Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund and series names

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9268, Boston, MA 02205-8502 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

SELECT THE APPROPRIATE DDA# FOR YOUR SERIES:

Connecticut                                 DDA# 8900119489

Florida                                     DDA# 8900119381

Maryland                                    DDA# 8900119403

Massachusetts                               DDA# 8900119470

Michigan                                    DDA# 8900119411

Minnesota                                   DDA# 8900119438

North Carolina                              DDA# 8900208635

Ohio                                        DDA# 8900119446

Pennsylvania                                DDA# 8900119454

Texas                                       DDA# 8900119462

Virginia                                    DDA# 8900208678











[Application page 1]

[Application page 2]

NOTES

For More Information

Dreyfus Premier State

Municipal Bond Fund

--------------------------------------

SEC file number:  811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report


Describes the applicable series' performance, lists portfolio holdings and contains a letter from the series' manager discussing recent market conditions, economic trends and series strategies that significantly affected the series' performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation

PSTMB-P0901

 -------------------------------------------------------------------------------

                   DREYFUS PREMIER STATE MUNICIPAL BOND FUND

             o     Connecticut Series      o     North Carolina Series
             o     Florida Series          o     Ohio Series
             o     Maryland Series         o     Pennsylvania Series
             o     Massachusetts Series    o     Texas Series
             o     Michigan Series         o     Virginia Series
             o     Minnesota Series


                      CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                SEPTEMBER 1, 2001


-------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 2001, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611.


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                 PAGE


Description of the Fund and Series...............................B-3
Management of the Fund...........................................B-20
Management Arrangements..........................................B-25
How to Buy Shares................................................B-31
Distribution Plan and Shareholder Services Plan..................B-36
How To Redeem Shares.............................................B-39
Shareholder Services.............................................B-44
Determination of Net Asset Value.................................B-49
Dividends, Distributions and Taxes...............................B-49
Portfolio Transactions...........................................B-59
Performance Information..........................................B-59
Information About the Fund and Series............................B-67
Counsel and Independent Auditors.................................B-70
Appendix A.......................................................B-71
Appendix B.......................................................B-137

                       DESCRIPTION OF THE FUND AND SERIES

      The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end, management investment company, known as a municipal bond fund.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      MUNICIPAL OBLIGATIONS. The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Maryland, Massachusetts, Michigan, Minnesota, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Maryland Municipal Obligations," "Massachusetts Municipal Obligations," etc.). To the extent acceptable, State Municipal Obligations are at any time unavailable for investment by the Series, the Series will invest temporarily in other Municipal Obligations (as defined below).

      Each Series will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

CERTAIN TAX EXEMPT OBLIGATIONS. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS. Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.


TENDER OPTION BONDS. Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.


      A Series will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      CUSTODIAL RECEIPTS. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity, which would increase the volatility of a Series' net asset value. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


           STAND-BY COMMITMENTS. Each Series may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.

           RATINGS OF MUNICIPAL OBLIGATIONS. Each Series will invest at least 70% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Duff & Phelps ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Each Series also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


           The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 2001, computed on a monthly basis, for each Series was as follows:

FITCH      OR   MOODY'S  OR  S&P         Connecticut Florida  Maryland
                                         SERIES      SERIES   SERIES

AAA             Aaa          AAA           44.1%    65.2%      34.7%
AA              Aa           AA            22.3       .7       29.6
A               A            A              2.5      8.9       16.0
BBB             Baa          BBB           23.1      6.9       10.4
BB              Ba           BB             1.9      -          -
B               B            B              -        2.1        -
F-1             MIG 1/P-1    SP-1/A-1        .7      2.8        1.7
NOT RATED       NOT RATED    NOT RATED      5.41    13.42       7.63
                                           -------  ------     -----
                                          100.0%   100.0%     100.0%
                                          ======   ======     ======

                                         Massachusetts Michigan  Minnesota
FITCH      OR   MOODY'S    ORS&P         SERIES        SERIES    SERIES
-----           -------      ------      --------------------------
AAA             Aaa          AAA           54.8%       60.0%       38.3%
AA              Aa           AA             7.6        10.5        14.4
A               A            A             10.4         6.4        21.8
BBB             Baa          BBB           16.4         4.1        12.0
BB              Ba           BB             -           -           -
F-1             MIG 1/P-1    SP-1/A-1       4.6         2.0         5.0
NOT RATED       NOT RATED    NOT RATED      6.24       17.05        8.5(6)
                                           -------    ------      ------
                                          100.0%      100.0%      100.0%
                                          ======      ======      ======



 1 Included in the Not Rated category are securities comprising 5.4% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.4%), Aa/AA (1.6%), A/A (.3%) and Baa/BBB (2.1%).

 2 Included in the Not Rated category are securities comprising 13.4% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.1%), A/A (1.1%), Baa/BBB (5.7%) and C/D (5.5%).

 3 Included in the Not Rated category are securities comprising 7.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (3.8%) and Ba/BB (3.8%).

 4 Included in the Not Rated category are securities comprising 6.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (6.2%).

 5 Included in the Not Rated category are securities comprising 17.0% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.2%), A/A (.9%), Baa/BBB (8.7%) and Ba/BB (4.2%).

 6 Included in the Not Rated category are securities comprising 8.5% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.9%), Aa/AA(.1%), Baa/BBB (.3%), Ba/BB (3.8%) and MIG1/F-1/SP-1(.4%).



                                             North Carolina  Ohio
FITCH   OR      MOODY'S    OR  S&P           SERIES          SERIES
-----           -------        -------       -------------   ------
AAA             Aaa            AAA           42.9%           47.6%
AA              Aa             AA            12.6            14.0
A               A              A             15.8           14.4
BBB             Baa            BBB           20.2            12.2
BB              Ba             BB             -               3.9
B               B              B              -               -
F-1             MIG 1/P-1      SP-1/A-1       -               2.5
F-2             MIG 2/P-2      SP-2/A-2       -               -
NOT RATED       NOT RATED      NOT RATED      8.57            5.48
                                             ------          -----
                                            100.0%          100.0%


                                         Pennsylvania  Texas      Virginia
FITCH   OR      MOODY'S    OR S&P        SERIES        SERIES     SERIES
-----           -------       ---        -------       ------     ------
AAA             Aaa           AAA        58.0%         64.6%      38.0%
AA              Aa            AA         11.7           6.8       13.9
A               A             A           8.6           8.4        4.3
BBB             Baa           BBB        11.7          11.8       23.0
BB              Ba            BB          -             -          4.8
B               B             B           -             1.8         -
F-1             MIG 1/P-1     SP-1/A-1    2.9           3.3         .8
NOT RATED       NOT RATED     NOT RATED   7.19          3.3(10)   15.2(11)
                                         -------       ----      -----
                                        100.0%        100.0%     100.0%
                                        ======        ======     ======


 7 Included in the Not Rated category are securities comprising 8.5% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.5%), Baa/BBB (3.6%) and B/B (3.4%).

 8 Included in the Not Rated category are securities comprising 5.4% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.0%), A/A (.3%) and Ba/BB (.1%).

 9 Included in the Not Rated category are securities comprising 7.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aa/AA (.1%), Baa/BBB (2.9%) and Ba/BB (4.1%).

 10 Included in the Not Rated category are securities comprising 3.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating category: Aaa/AAA (3.3%).

 11 Included in the Not Rated category are securities comprising 15.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.6%), Baa/BBB (3.2%) and Ba/BB (8.4%).



           Subsequent to its purchase by a Series, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Obligations by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Obligations. To the extent that the ratings given by a Rating Agency for Municipal Obligations may change as a result of changes in such organization or its rating system, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


           TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by the Series, in excess of 35% of the Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


     ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile than the market prices of securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than other securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. In addition, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."


           ILLIQUID SECURITIES. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price that the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

INVESTMENT TECHNIQUES

           The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.

           BORROWING MONEY. Each Series is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.

           SHORT SELLING. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

           A Series will not sell securities short if, after such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

           Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

           Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

           LENDING PORTFOLIO SECURITIES. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series. In connection with its securities lending transactions, the Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      DERIVATIVES. Each Series may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

      If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Fund nor any Series will be a commodity pool, certain derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such derivatives. A Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. Each Series may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.


      Successful use of futures and options with respect thereto by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.


      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.


OPTIONS--IN GENERAL. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


      A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in the secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.

      FUTURE DEVELOPMENTS. A Series may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

           FORWARD COMMITMENTS. Each Series may purchase or sell Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.

           Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

           INVESTING IN MUNICIPAL OBLIGATIONS. Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      INVESTING IN STATE MUNICIPAL OBLIGATIONS. Since each Series is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Series may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. You should review "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State's Municipal Obligations.

           LOWER RATED BONDS. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

      The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Series may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

           SIMULTANEOUS INVESTMENTS. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

INVESTMENT RESTRICTIONS

           Each Series' investment objective is a fundamental policy, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:

           1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

           2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

           3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

           4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Series from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

           6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

           7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           8.     Invest in companies for the purpose of exercising control.

           9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

           10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

           11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

           For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."


           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33 1/3% of the value of the Series' total assets as a result of a change in values or assets, the Series must take steps to reduce such borrowings at least to the extent of such excess.


           While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.

                             MANAGEMENT OF THE FUND

           The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation................  Investment Adviser
      Dreyfus Service Corporation............  Distributor
      Dreyfus Transfer, Inc..................  Transfer Agent
      The Bank of New York...................  Custodian

      Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND


JOSEPH S. DIMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association; PlanVista Corporation (formerly, HealthPlan Services), a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., BOARD MEMBER.  Since 1981, President of Alexander
      & Associates, Inc., a management consulting firm, and since October 2000, Chairman of the Board of Moody's Corporation. From October 1999 through September 2000, he was Chairman of the Board and Chief Executive Officer, and from February 1999 through September 1999, he was a director of The Dun and Bradstreet Corporation. From 1977 to 1981, he served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander.
      He is a director of American Home Products Corporation; IMS Health, a service provider of marketing information and information technology; WorldCom and Mutual of America Life Insurance Company. He is 67 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, BOARD MEMBER. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 58 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.


ERNEST KAFKA, BOARD MEMBER. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the NY Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 67 years old and his address is 23 East 92nd Street, New York, New York 10128.


NATHAN LEVENTHAL, BOARD MEMBER. Since November 1997, Chairman of the
      Avery-Fisher Artist Program. From March 1984 until December 2000, he was President of Lincoln Center for the Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. From 1974 to 1978, he was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments, from June 1994 to June 1997. He is 58 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.


      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


           Currently, the Fund pays its Board members its allocated portion of an annual retainer of $50,000 and of a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 25 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2001, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 2000, was as follows:


                                                Total Compensation
                           Aggregate            from Fund and Fund
Name of Board              Compensation from    Complex Paid to
MEMBER                     FUND**               BOARD MEMBER
-----------                ---------------      ------------------


Joseph S. DiMartino        $11,797              $805,537 (194)

Clifford L.                $9,390               $124,277 (48)
Alexander, Jr.

Peggy C. Davis             $9,390               $ 84,571 (29)

Ernest Kafka               $9,390               $ 84,571 (29)

Saul B. Klaman***          $3,621               $ 38,114 (29)

Nathan Leventhal           $9,390               $ 84,571 (29)


________________________


* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Series, for which the Board member serves.


** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $7,946 for all Board members as a group.


*** Emeritus Board member as of January 18, 2000.

OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT. Chairman of the Board, Chief Executive Officer,
      President, and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 180 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.

MARK N. JACOBS, VICE PRESIDENT. Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 94 investment companies (comprised of 193 portfolios) managed by the Manager. He is 55 years old.

JOSEPH CONNOLLY, VICE PRESIDENT AND TREASURER. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old.

STEVEN F. NEWMAN, SECRETARY.  Associate General Counsel and Assistant
      Secretary of the Manager, and an officer of 94 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old.

JANETTE FARRAGHER, ASSISTANT SECRETARY. Associate General Counsel of the
      Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 38 years old.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY.  Associate General Counsel of the
      Manager, and an officer of 93 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old.

GREGORY S. GRUBER, ASSISTANT TREASURER.  Senior Accounting Manager -
      Municipal Bond Funds of the Manager, and an officer of 31 investment companies (comprised of 60 portfolios) managed by the Manager. He is 42 years old.


           The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.



           The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on August 14, 2001.

           As of August 14, 2001, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:

      Connecticut Series -Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL
- 8.54% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.06% (Class B); FISERV Securities, Inc. FAO 17632444, Philadelphia, PA - 7.68%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.94% (Class C);

      Florida Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.54% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 18.16% (Class B); PaineWebber for the Benefit of Ernest Kwierant Sr., Royal Oak, MI - 24.27%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 15.99%, PaineWebber for the Benefit of Eleanor L. Kwierant, Royal Oak, MI - 10.36%, PaineWebber for the Benefit of Charles J. Daly Rev Tr UAD 2/22/90 Charles J. Daly TTEE, Tequesta, FL - 9.73%, Phyllis P. Austin, Tequesta, FL -8.22%, PaineWebber for the Benefit of Maynard D. Hellman EXEC Estate of Florence Hellman, Boca Raton, FL - 6.84% (Class C);

      Maryland Series - None (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 20.82% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 17.86%, PaineWebber for the Benefit of Charles Guthmann, Chevy Chase, MD - 6.07% (Class C);

      Massachusetts Series - None (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.17% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 46.83%, Donaldsun Lufkin Jenrette Sec Corp Inc., Jersey City, NJ - 29.02%, Karen P Doppke TTEE Karen P Doppke Fam Liv Trust U/A DTD 11-24-97, Boston, MA - 13.07%, (Class C);

      Michigan Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.45% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 21.61% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 17.14%, Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ - 13.48%, NFSC FEBO # ORJ-053260 David E. Powell TTEE David E. Powell Tr U/A 3/25/81, Commerce TWP, MI - 12.36%; PaineWebber for the Benefit of Marion Craig Declaration of Trust UAD 6-9-00, Marion Craig TTEE, Auburn Hills, MI - 7.35%, Robert W. Baird & Co., Inc. A/C# 7015-3259, Milwaukee, WI - 5.45%; PaineWebber FBO Richard C. Leason TTEE Richard C. Leason & Liv Tr U/A DTD 09-23-87, Bloomfield, MI - 5.01% (Class C);

      Minnesota Series - None (Class A); None (Class B); Wells Fargo Investment LLC, A/C 5176-8974, San Francisco, CA - 31.47%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 11.58%, Gordon N. Olson, Saint Paul, MN - 8.89%, Wells Fargo Investments LLC A/C 2976-1356, Minneapolis, MN - 6.86% (Class C);

      North Carolina Series -None (Class A); None (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 43.67%, Painewebber for the Benefit of Hersey Hawkins & Jennifer Hawkins JTWROS, Charlotte, NC - 14.66%, Dudley C. Tucker, Raleigh, NC - 8.71%, Sophie Adele Tucker, Raleigh, NC - 8.71% (Class C);

      Ohio Series - None (Class A); None (Class B); NFSC FEBO #OHE - 363006 Larry A. Gates and Mary Anne Gates, Chilicothe, OH - 8.78%, Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH - 8.61%, FISERV Securities, Inc. FAO 25318832, Philadelphia, PA - 7.74% (Class C);

      Pennsylvania Series - First Clearing Corporation A/C 5520-7985 Mary Alice Morrissey and James D Morrissey, Huntingdon Valley, PA - 5.78% (Class A); None (Class B); PaineWebber FBO Louis A. Raimond & Jean Anne Raimond JT WROS, Sewickley, PA - 19.22%, PaineWebber for the Benefit of Charlene M. Monzo Trust Charlene Monzo & Daisy Monzo, Monroeville, PA - 10.06%, PaineWebber for the Benefit of Michelle Monzo, Monroeville, PA - 10.06%, Dreyfus Investment Services Corp. FBO 64144051, Pittsburgh, PA - 9.36%, Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.92%, PaineWebber for the Benefit of Ruth L. Heston, Malvern, PA - 6.43% (Class C);

      Texas Series - None (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.97%, NFSC FEBO # A85-033316 Bill Hielscher TTEE Mary I. Hielscher 1992 IRRVOC TR, Mansfield, TX - 7.70%, NFSC FEBO #BGJ-071706 Joann P. Shull, Dallas, TX - 6.44% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 37.77%, Wells Fargo Investments LLC A/C 3026-0553, San Francisco, CA - 21.28%, Donaldson Lufkin Jenrette Sec Corp Inc., Jersey City, NJ
- 19.07%, Abigail L. Bailey, Houston, TX - 9.61% (Class C);

      Virginia Series - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.65% (Class A); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 15.63% (Class B); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 42.87%, Donaldson Lufkin Jenrette Sec Corp Inc., Jersey City, NJ - 10.67%, Salomon Smith Barney Inc. 00125702176, New York, NY - 7.22%, Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ - 6.93% (Class C).


           A shareholder who beneficially owned, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

           INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

           The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).


           The following persons are officers and/or directors of the
Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer, President, and Chief Operating Officer, Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Chief Investment Officer, Senior Vice President and a director; Diane
P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President--Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, Martin G. McGuinn, Michael G. Millard, Richard W. Sabo and Richard F. Syron, directors.

           The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

           The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Coleen Meehan, W. Michael Petty, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


           The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

           All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.


           As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1999, 2000 and 2001, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:


Name of Series        Management Fee Payable               Reduction  in Fee              Net Fee Paid


                        1999        2000         2001         1999       2000       2001      1999       2000        2001
Connecticut Series    $2,091,086  $1,918,534  $1,796,017   $     0   $      0  $      0   $2,091,086  $1,918,534   $1,796,017
Florida Series         1,046,222      834,475    710,462         0     85,069   231,379    1,046,222     749,406      479,083
Maryland Series        1,774,160   1,661,534   1,512,341         0          0         0    1,774,160   1,661,534    1,512,341
Massachusetts Series     380,345     335,169     316,634         0          0         0      380,345     335,169      316,634
Michigan Series          943,868     831,121     748,976         0          0         0      943,868     831,121      748,976
Minnesota Series         890,399     814,463     724,836         0          0         0      890,399     814,463      724,836
North Carolina           482,759     447,702     416,655         0          0         0      482,759     447,702      416,655
Series
Ohio Series            1,619,028   1,481,538   1,323,873         0          0         0     1,619,028   1,481,538   1,323,873
Pennsylvania Series    1,484,169   1,326,793   1,234,082         0          0         0     1,484,169   1,326,793   1,234,082
Texas Series             441,230     373,352     333,251    56,145     98,727    60,054       385,085     274,625     273,197
Virginia Series          596,668     540,481     495,428         0          0         0       596,668     540,481     495,428

           The Manager has agreed with respect to each Series that if in any fiscal year the aggregate expenses of a Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


           The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


           From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of Series shares for the fiscal year ended April 30, 1999, and for the period from May 1, 1999 through March 21, 2000 refers to amounts retained by Premier, and for the period from March 22, 2000 through April 30, 2000, and for the fiscal year ended April 30, 2001 refers to amounts retained by the Distributor from sales loads with respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Series.


      The disclosure below of amounts retained on the sale of the Fund for the fiscal year ended April 30, 2000 refers to the aggregate amount retained by the Distributor and Premier from sales loads with respect to Class A, and from CDSCs with respect to Class B and Class C, for that period.


NAME OF SERIES                                                 CLASS A

                                        Period from        Period from
                           Fiscal       May 1, 1999        March 22, 2000      Total for
                           Year Ended   Through            Through             Fiscal Year   Fiscal Year
                           1999         MARCH 21, 2000     APRIL 30, 2000      ENDED 2000    ENDED 2001
                           ---------------------------     --------------      ----------    ----------
Connecticut Series         $38,230      $18,410              $1,672            $20,082       $15,634
Florida Series               5,671        3,996                 151              4,147         4,808
Maryland Series              4,932       16,963                 119             17,082        22,185
Massachusetts Series        30,466        2,301                 680              2,981         2,834
Michigan Series              9,695        6,205                 492              6,697         3,625
Minnesota Series            12,720        6,465                 158              6,623         9,905
North Carolina Series        3,489        4,269                 329              4,598         4,357
Ohio Series                 15,801        9,767                  35              9,802        10,386
Pennsylvania Series         16,787       12,492                 732             13,224        15,902
Texas Series                 4,379        1,589                 156              1,745           468
Virginia Series             12,457        4,269                 329              4,598         3,992

NAME OF SERIES                                                CLASS B

                                        Period From        Period From
                          Fiscal Year   May 1, 1999        March 22, 2000     Total for
                          Ended         through            through            Fiscal Year    Fiscal Year
                          1999          MARCH 21, 2000     APRIL 30, 2000     ENDED 2000     ENDED 2001
                          ----------------------------     --------------     ----------     ----------
Connecticut Series         $56,410       $90,774           $10,153            $100,927        $68,013
Florida Series              44,932        31,509            14,364              45,873         22,406
Maryland Series             47,833       122,519            24,553             147,072         65,025
Massachusetts Series        14,587        13,240             2,228              15,468         14,522
Michigan Series             36,799        46,570            10,899              57,469         36,407
Minnesota Series            12,907        64,086            11,930              76,016         23,017
North Carolina Series       18,275        28,720             7,632              36,352         28,670
Ohio Series                 40,857       102,878            15,421             118,299         91,724
Pennsylvania Series         58,804        86,174            11,434              97,608        101,614
Texas Series                22,638        12,444            14,752              27,196         15,706
Virginia Series             31,316        43,576             3,474              47,050         30,487

NAME OF SERIES                                               CLASS C

                          Fiscal

                          Year       May 1, 1999        March 22, 2000    Total for
                          Ended      through            through           Fiscal Year     Fiscal Year
                          1999       MARCH 21, 2000     APRIL 30, 2000    ENDED 2000      ENDED 2001
                          ----       --------------     --------------    ----------      ----------
Connecticut Series        $  215     $ 3,635            $12               $ 3,647         $5,702
Florida Series               297         248             10                   258          3,305
Maryland Series            3,350       9,126             63                 9,189          1,025
Massachusetts Series           0       1,886              0                 1,886              0
Michigan Series              522         580             25                   605            167
Minnesota Series             200         815              0                   815              0
North Carolina Series        249       1,450              0                 1,450             51
Ohio Series                1,146       1,170              0                 1,170            756
Pennsylvania Series        2,904         404              0                   404             63
Texas Series                 176       2,301              0                 2,301             29
Virginia Series              400       1,805              0                 1,805          7,223



      The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

      GENERAL. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

      When purchasing Fund shares, you must specify which Series and Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      Fund shares may be purchased through Dreyfus-Automatic Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Series, net asset value per share of each Class is computed by dividing the value of the net assets of the Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

           USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                             Total Sales Load
                                   ---------------------------------------
Amount of Transaction                As a % of             As a % of Net       Dealers' Reallowance
                                   Offering Price         Asset Value Per          as a  % of
                                     Per Share                Share              Offering Price
                                   ---------------       -----------------    -------------------
Less than $50,000                       4.50                   4.70                 4.25
$50,000 to less than $100,000           4.00                   4.20                 3.75
$100,000 to less than $250,000          3.00                   3.10                 2.75
$250,000 to less than $500,000          2.50                   2.60                 2.25
$500,000 to less than $1,000,000        2.00                   2.00                 1.75
$1,000,000 or more                      -0-                    -0-                  -0-



      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


           Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 2001.


                               Connecticut   Florida  Maryland  Massachusetts
                                SERIES       SERIES    SERIES     SERIES


Class A Shares:
  NET ASSET VALUE, per share      $11.72  $13.69     $11.94   $11.14
  Per Share Sales Charge -
  4.5%  of offering price
  (4.7% OF NET ASSET VALUE
    PER SHARE)................       .55     .64        .56      .52
  Per Share Offering Price       -------  ------      ------  ------
  Public....................O     $12.27  $14.33     $12.50   $11.66
                                  ======  ======     ======   ======



                                                         North
                                  Michigan  Minnesota  Carolina      Ohio
                                   SERIES    SERIES     SERIES      SERIES
   Class A Shares:
     NET ASSET VALUE, per
     share........                 $14.82    $14.60    $13.21      $12.29
     Per Share Sales Charge -
     4.5%  of offering price
     (4.7% OF NET ASSET VALUE
                                  --------- --------- --------    ---------
     per share)................       .70      .69        .62         .58
     Per Share Offering Price
      Public..............          $15.52   $15.29     $13.83      $12.87
                                    ======   ======     ======      ======

                               Pennsylvania  Texas   Virginia
                                 SERIES     SERIES    SERIES


Class A Shares:
  NET ASSET VALUE, per share      $15.40     $20.24     $16.51
  Per Share Sales Charge -
  4.5% of offering price
  (4.7% OF NET ASSET VALUE
  per share)................         .72        .95        .78
  Per Share Offering Price      ---------    -------  ---------
   Public...................      $16.12     $21.19     $17.29
                                  ======     ======     ======


           Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

      To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      DREYFUS TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following SUCH PURCHASE ORDER. TO QUALIFY TO USE THE DREYFUS TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem SHARES--DREYFUS TELETRANSFER Privilege."

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

           Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

           DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Series pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.

           A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Series, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or
(ii) by vote of the holders of a majority of the outstanding shares of such Class of the Series.


      For the fiscal year ended April 30, 2001, each Series paid the Distributor, with respect to the Series' Class B and Class C pursuant to the Distribution Plan, the following amounts:

                       Amount Paid by Class B to     Amount Paid by Class C to
                       Distributor for fiscal year   Distributor for fiscal year
Name of Series         ended April 30, 2001          ended April 30, 2001
--------------         --------------------------    ---------------------------


Connecticut Series     $196,350                       $35,163
Florida Series           54,575                         5,271

Maryland Series         219,344                        20,838

Massachusetts Series     23,506                         1,500

Michigan Series          60,331                         9,365

Minnesota Series         71,021                         7,889

North Carolina Series    93,505                         4,682

Ohio Series             191,030                        31,280

Pennsylvania Series     176,646                        14,221

Texas Series             33,027                         2,224

Virginia Series          98,764                        20,216



           SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which each Series pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

           A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended April 30, 2001, each Series paid the Distributor, with respect to the Series' Class A, Class B and Class C pursuant to the Shareholder Services Plan, the following amounts:

                      Amount Paid to    Amount Paid to          Amount Paid to
                      Distributor for   Distributor for         Distributor for
                      fiscal year       fiscal                  fiscal
                      ended April 30,   year ended              year ended
                      2001 with         April 30,               April 30, 2001
                      respect to        2001 with               with respect to
Name of Series        CLASS A           RESPECT TO Class B      CLASS C
-------------         --------------    ------------------      ---------------

Connecticut Series     $706,475          $  98,175              $11,721
Florida Series          293,893             27,287                1,757
Maryland Series         570,810            109,672                6,946
Massachusetts Series    131,672             11,753                  500
Michigan Series         307,156             30,166                3,122
Minnesota Series        291,330             35,511                2,629
North Carolina Series   141,075             46,753                1,560
Ohio Series             495,819             95,515               10,426
Pennsylvania Series     467,883             88,323                4,740
Texas Series            134,223             16,514                  741
Virginia Series         169,074             49,382                6,739




                              HOW TO REDEEM SHARES

           GENERAL. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

           The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER Privilege, for a period of eight business days after receipt by the Transfer AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER purchase or the DREYFUS-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC is paid to the Distributor on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                       CDSC as a % of
Purchase Payment               Amount Invested or
Was Made                       Redemption Proceeds
----------------              -------------------

First.......................          4.00
Second......................          4.00
Third.......................          3.00
Fourth......................          3.00
Fifth.......................          2.00
Sixth.......................          1.00

      The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                       CDSC as a % of
Purchase Payment               Amount Invested or
Was Made                       Redemption Proceeds
----------------              -------------------

First.......................          3.00
Second......................          3.00
Third.......................          2.00
Fourth......................          2.00
Fifth.......................          1.00
Sixth.......................          0.00

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

      WAIVER OF CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

           CHECKWRITING PRIVILEGE - CLASS A ONLY. The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

           Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

           This Privilege will be terminated immediate, without notice, with respect to any account which is, or becomes, subject to back up withholding. Any Check written on an account which has become subject to back up withholding on redemptions will not be honored by the Transfer Agent.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.


           WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


           To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund OR BANK ACCOUNTS MAY REDEEM THROUGH THE DREYFUS TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as A DREYFUS TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."


           SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.


           REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

           SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

           FUND EXCHANGES. Clients of certain Service Agents may purchase, in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). DREYFUS-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

      B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

      LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                        DETERMINATION OF NET ASSET VALUE


           VALUATION OF PORTFOLIO SECURITIES. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by a Series if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), Shareholder Services Plan fees, and with respect to Class B and Class C shares only Distribution Plan fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


           NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


           Management believes that each Series has qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 2001. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If a Series does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


           Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

           Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

           If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           If, at the close of each quarter of its taxable year, at least 50% of the value of a Series' total assets consists of Federal tax exempt obligations, then the Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Series from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


           Any dividend or distribution paid shortly after an investor's purchase of a Series' shares may have the effect of reducing the aggregate net asset value of such shares below the cost of such an investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held the shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.


           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

           Gain or loss, if any, realized by a Series from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series as described above.

           Offsetting positions held by a Series involving certain futures and options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by a Series, losses realized by a Series may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Series may constitute "mixed straddles." A Series may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.


           If a Series either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Series generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Series enters into the financial position or acquires the property, respectively.

           Investment by a Series in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Series to recognize income prior to the receipt of cash payment. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


           STATE AND LOCAL TAX TREATMENT. EACH SERIES will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

           The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

      The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

           CONNECTICUT SERIES. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

           Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

           The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

           FLORIDA SERIES. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

           The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

           Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

      MARYLAND SERIES. DIVIDENDS and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

           Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

           If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

           Individuals will not be subject to personal property tax on their shares of the Maryland Series.

           MASSACHUSETTS SERIES. DIVIDENDS by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

           The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

           MICHIGAN SERIES. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations.

           For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

           Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

           MINNESOTA SERIES. DIVIDENDS paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.

           The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

           NORTH CAROLINA SERIES. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

           The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

           To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

           OHIO SERIES. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

           PENNSYLVANIA SERIES. Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

           Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

           TEXAS SERIES. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

           Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.


           Effective with franchise tax reports originally due after January 1, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (1) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas.


           The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

           VIRGINIA SERIES. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

           Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

           As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

           When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.

                             PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

           Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Series or other funds managed, advised or administered by the Manager or its affiliates.

           Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

           Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when a Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, a Series' annual portfolio turnover rate may exceed 100% in particular years.

                             PERFORMANCE INFORMATION


           The Current Yield for the 30-Day Period Ended April 30, 2001, for Class A, Class B and Class C of Each Series was as Follows:


                         Current        Net of Absorbed
NAME OF SERIES           YIELD          EXPENSES(1)
--------------           -----          --------------


CLASS A:
-------
Connecticut Series         4.06%           -
Florida Series             4.17         4.05%
Maryland Series            4.78            -
Massachusetts Series       3.81            -
Michigan Series            4.08            -
Minnesota Series           4.22            -
North Carolina Series      4.12            -
Ohio Series                3.99            -
Pennsylvania Series        4.51            -
Texas Series               4.30         4.21
Virginia Series            4.31            -


----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                         Current        Net of Absorbed
NAME OF SERIES           YIELD          EXPENSES(1)
--------------           -----          --------------


CLASS B:
-------
Connecticut Series         3.76%         -
Florida Series             3.87         3.73%
Maryland Series            4.50          -
Massachusetts Series       3.47          -
Michigan Series            3.76          -
Minnesota Series           3.86          -
North Carolina Series      3.82          -
Ohio Series                3.68          -
Pennsylvania Series        4.21          -
Texas Series               4.00         3.89
Virginia Series            4.00          -


----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                         Current        Net of Absorbed
NAME OF SERIES           YIELD          EXPENSES(1)
--------------           -----          --------------


CLASS C:
-------
Connecticut Series       3.48%          -
Florida Series           3.62           3.49%
Maryland Series          4.24            -
Massachusetts Series     3.08            -
Michigan Series          3.52            -
Minnesota Series         3.65            -
North Carolina Series    3.57            -
Ohio Series              3.39            -
Pennsylvania Series      3.98            -
Texas Series             3.74           3.64
Virginia Series          3.78            -


----------------------------
1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

      Current yield is computed pursuant to a formula which operates as follows:
The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


           Based upon the 2001 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 2001 for Class A, Class B and Class C of each Series was as follows:


                                     Tax Equivalent          Net of Absorbed
NAME OF SERIES       TAX RATE            YIELD                 EXPENSES1
--------------       --------        --------------          ---------------


CLASS A:
-------
Connecticut             42.32%           7.04%                     -
Series
FLORIDA SERIES(2)       39.60            6.90                    6.71%
Maryland Series         42.50            8.31                      -
Massachusetts           42.98            6.68                      -
Series
Michigan Series         42.14            7.05                      -
Minnesota Series        44.34            7.58                      -
North Carolina          44.28            7.39                      -
Series
Ohio Series             44.13            7.14                      -
Pennsylvania            41.29            7.68                      -
Series
TEXAS SERIES2           39.60            7.12                    6.97
Virginia Series         43.07            7.57                      -


---------------------------
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


2  Federal tax rate only.  No state personal income tax imposed during 2001.

                                     Tax Equivalent          Net of Absorbed
NAME OF SERIES       TAX RATE            YIELD                 EXPENSES1
--------------       --------        --------------          ---------------


CLASS B:
-------
Connecticut              42.32%      6.52%          -
Series
FLORIDA SERIES(2)        39.60       6.41          6.18%
Maryland Series          42.50       7.83           -
Massachusetts            42.98       6.09           -
Series
Michigan Series          42.14       6.50           -
Minnesota Series         44.34       6.93           -
North Carolina           44.28       6.86           -
Series
Ohio Series              44.13       6.59           -
Pennsylvania             41.29       7.17           -
Series
TEXAS SERIES2            39.60       6.62          6.44
Virginia Series          43.07       7.03           -


---------------------------

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


2  Federal tax rate only.  No state personal income tax imposed during 2001.



                                     Tax Equivalent          Net of Absorbed
NAME OF SERIES       TAX RATE            YIELD                 EXPENSES1
--------------       --------        --------------          ---------------


CLASS C:
-------
Connecticut             42.32%       6.03%          -
Series
FLORIDA SERIES(2)       39.60        5.99          5.78%
Maryland Series         42.50        7.37           -
Massachusetts           42.98        5.40           -
Series
Michigan Series         42.14        6.08           -
Minnesota Series        44.34        6.56           -
North Carolina          44.28        6.41           -
Series
Ohio Series             44.13        6.07           -
Pennsylvania            41.29        6.78           -
Series
TEXAS SERIES2           39.60        6.19          6.03
Virginia Series         43.07        6.64           -


----------------------------
1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.


2  Federal tax rate only.  No state personal income tax imposed during 2001.


      Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.

           The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

           The average annual total return for the periods indicated for Class A of each Series was as follows:



                      1-year period            5-year period          10-year period
NAME OF SERIES     ENDED APRIL 30, 2001    ENDED APRIL 30, 2001    ENDED APRIL  30, 2001
--------------     -------------------     --------------------    ---------------------


CLASS A:
-------
Connecticut                4.90%                  4.88%                  6.00%
Series
Florida Series             6.29                   3.85                   5.72
Maryland Series            2.35                   4.05                   5.66
Massachusetts              4.74                   4.61                   5.95
Series
Michigan Series            4.03                   4.49                   6.24
Minnesota Series           4.04                   4.02                   5.65
NORTH CAROLINA             3.70                   4.72                  6.08(1)
Series
Ohio Series                3.86                   4.44                  6.01
Pennsylvania               3.52                   4.50                  6.24
Series
Texas Series               4.90                   4.84                  6.68
VIRGINIA SERIES            4.58                   4.89                  6.43(1)


----------------------------
1     For the 9.76 - year period ended April 30, 2001

           The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:

                    1-year period      5-year period    8.30-year period
NAME OF SERIES     ENDED APRIL 30,   ENDED APRIL 30,    ENDED APRIL 30,
--------------     ----------------  ----------------   ---------------
                         2001              2001               2001*
                         ----              ----               -----
CLASS B:
-------
Connecticut Series          5.31%            4.98%            5.40%
Florida Series              6.78             3.96             4.93
Maryland Series             2.60             4.15             5.00
Massachusetts               5.18             4.73             5.15
Series
Michigan Series             4.35             4.59             5.52
Minnesota Series            4.27             4.10             5.04
North Carolina              4.03             4.83             5.22
Series
Ohio Series                 4.21             4.52             5.28
Pennsylvania                3.75             4.59             5.45
Series
Texas Series                5.35             4.96             5.94
Virginia Series             5.05             5.00             5.54
----------------------------
* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

           The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:

                    1-year period           5-year period            5.72-year period
NAME OF SERIES     ENDED APRIL 30, 2001   ENDED APRIL 30, 2001    ENDED APRIL 30,  2001
--------------     --------------------  ---------------------   ----------------------

CLASS C:
-------
Connecticut Series           8.05%          5.02%               5.07%
Florida Series               9.50           4.00                4.09
Maryland Series              5.23           4.21                4.39
Massachusetts                7.65           4.80                4.67
Series
Michigan Series              7.01           4.62                4.82
CLASS C:
-------
Minnesota Series             7.03           4.13                4.27
North Carolina               6.78           4.94                5.07
Series
Ohio Series                  6.92           4.60                4.73
Pennsylvania                 6.49           4.60                4.87
Series
Texas Series                 8.02           4.99                5.29
Virginia Series              7.75           5.07                5.15


           Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

           The total return for the period May 28, 1987 (except where indicated) through April 30, 2001 for Class A of each Series was as follows:

                      Based on Maximum         Based on Net Asset
NAME OF SERIES         OFFERING PRICE                VALUE


CLASS A:
-------
Connecticut Series              145.94%               157.56%
Florida Series                  172.95                185.91
Maryland Series                 125.15                135.78
Massachusetts Series            130.51                141.34
Michigan Series                 172.73                185.49
Minnesota Series                147.90                159.65
North Carolina Series(1)         77.80                 86.25
Ohio Series                     100.33                109.70
PENNSYLVANIA SERIES(2)          147.83                159.56
Texas Series                    221.15                236.26
VIRGINIA SERIES(1)               83.62                 92.28


----------------------------
1 For the period from August 1, 1991 (commencement of operations) through April 30, 2001.
2 For the period from July 30, 1987 (commencement of operations) through April 30, 2001.

           The total return for the period January 15, 1993 through April 30, 2001 for Class B of each Series was as follows:

NAME OF SERIES         BASED ON NET ASSET
                          VALUE*

CLASS B:
-------
Connecticut Series            54.77%
Florida Series                49.10
Maryland Series               49.88
Massachusetts Series          51.72
Michigan Series               56.16
Minnesota Series              50.44
North Carolina Series         52.58
Ohio Series                   53.26
Pennsylvania Series           55.36
Texas Series                  61.41
Virginia Series               56.39
----------------------------
* Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.

           The total return for the period August 15, 1995 through April 30, 2001 for Class C of each Series was as follows:

NAME OF SERIES         BASED ON NET ASSET
                          VALUE*

CLASS C:
-------
Connecticut Series            32.60%
Florida Series                25.74
Maryland Series               27.78
Massachusetts Series          29.80
Michigan Series               30.80
Minnesota Series              26.94
North Carolina Series         32.65
Ohio Series                   30.23
Pennsylvania Series           31.19
Texas Series                  34.22
Virginia Series               33.21

-----------------------------------
* No CDSC is charged Class C shares after one year of purchase.



           Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted. The total return for each Series' Class B shares takes into consideration a conversion to Class A shares after six years.


           From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

           Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. Advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting such ratings.

           The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

           From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                      INFORMATION ABOUT THE FUND AND SERIES

           Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

           The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

           The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

           To date, the Board has authorized the creation of eleven Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

           Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

      Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Series during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series (e.g., amounts equal to 1% or more of the Series' total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Series may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Series. The Fund's policy on excessive trading applies to investors who invest in a Series directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Series' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

           The Fund sends annual and semi-annual financial statements to all its shareholders.


           The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $20 billion in tax exempt assets.


                        COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

           Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                   APPENDIX A

                            RISK FACTORS -- INVESTING

                         IN STATE MUNICIPAL OBLIGATIONS


           The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

      Connecticut Series..............................     B-71
      Florida Series..................................     B-77
      Maryland Series.................................     B-84
      Massachusetts Series............................     B-86
      Michigan Series.................................     B-90
      Minnesota Series................................     B-96
      North Carolina Series...........................     B-103
      Ohio Series.....................................     B-107
      Pennsylvania Series.............................     B-113
      Texas Series....................................     B-126
      Virginia Series.................................     B-132

CONNECTICUT SERIES

      GENERAL. Connecticut is a highly developed and urbanized state. Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross State product (the market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s, but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

      Connecticut has a high level of personal income, which historically has been among the highest in the nation.

      Connecticut's gross State product output has been concentrated recently in three areas: finance, services and manufacturing. Manufacturing has traditionally been of prime economic importance to Connecticut but has declined during the last decade. Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, nonelectrical machinery, and electrical equipment for the total number employed in 1999. Defense-related business is an important component of the manufacturing sector in Connecticut, although this sector's significance in the State's economy has declined significantly.

      During the past ten years, Connecticut's manufacturing employment was at its highest in 1990 at 341,010 workers. Since that year, employment in manufacturing was on a downward trend with only a slight increase in 1997 and 1998. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut rebounded in 1997 and continued to improve in 1998, but continued to decline to a recent low of 269,160 in 1999. The total number of manufacturing jobs dropped 71,850 and 21.1% for the ten year period since 1990.

      Over the past several decades, the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 84% by 1999. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.7% in 1999 as compared to 2.1% in each of the three previous years. Services, retail and wholesale trade, state and local government, as well as finance, insurance and real estate collectively comprise approximately 90% of the State's employment in the non-manufacturing sector.

      After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown during the recession of the early 1990s. The unemployment rate in the State rose to a high of 7.6% in 1992, just above the national average of 6.9%. Since then it has generally been declining and has remained mostly below the national average. It fell to 3.2% in 1999 and averaged 2.3% for the first six months of 2000, well below the national average of 4.2% and 4.0%, respectively, for the same periods.

      STATE FINANCES. The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting (the "budgetary-basis"), which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988. The major components of General Fund revenues are State taxes, including the personal income tax (approximately 34%), the sales and use tax (approximately 26%) and the corporation business tax (approximately 5%). Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue. State expenditures are categorized for budget and appropriation purposes under ten functional headings, with expenditures by agency generally shown as subheadings in the following functional categories, listed in order to magnitude of expenditure for the current budget biennium: Human Services (approximately 31%); Education, Libraries and Museums (approximately 24%); Non-Functional (debt service and miscellaneous expenditures including fringe benefits) (approximately 17%); Health and Hospitals (approximately 9%); Corrections (approximately 9%); General Government (approximately 4%); Judicial (approximately 3%); and Regulation and Protection of Persons and Property, Conservation and Development, and Legislative (collectively, approximately 3%). State expenditures for Department of Transportation functions are paid from the Transportation Fund, not the General Fund.

      The adopted budget for the 1999-2000 fiscal year anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million resulting in a projected surplus of $64.4 million. For fiscal year 2000-2001, the adopted budget anticipated General Fund revenues of $11,090.0 million and General Fund expenditures of $11,085.2 million, with a surplus of $4.8 million. The adopted budget was within the expenditure limits prescribed by the Constitution of the State of Connecticut in conjunction with the General Statutes, $68.6 million below the cap in fiscal year 1999-2000 and $59.3 million below the cap in fiscal year in 2000-2001. The Comptroller's annual report indicated the 1999-2000 fiscal year actual General Fund revenues were $11,213.6 million, General Fund expenditures were $10,913.2 million and the operating surplus was $300.4 million. After transferring $34.9 million to the budget reserve fund, the remaining surplus will be applied pursuant to Special Act 00-13 as follows: $10 million to wire local schools to the internet and $225.5 million are earmarked for local school construction projects in lieu of state bonding.

      Midterm Budget Adjustments for the 2000-2001 fiscal year anticipate General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million, resulting in a projected surplus of $0.5 million. The Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that remains within the expenditure limits prescribed by the Constitution of the State of Connecticut. For fiscal 2000-2001, permitted growth in capped expenditures is estimated at 5.48%. The Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that is $49.4 million below the expenditure cap.

      The Comptroller's monthly report on the State's fiscal position compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. The Comptroller's report, as of April 30, 2001, shows estimated revenues and expenditures for the 2000-2001 fiscal year as modified to reflect the estimates contained in the Governor's budget proposal submitted February 7, 2001. This report estimates 2000-2001 fiscal year General Fund revenues of $12,041.9 million, General Fund expenditures of $11,411.0 million and an estimated operating surplus of $630.9 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $760.6 million from the enacted budget plan mostly from Personal Income Tax, Federal Grants, Sales and Use Tax and Corporate Tax.

      On February 7, 2001, the Governor introduced his proposed budget for the upcoming fiscal 2001-03 biennium. Contained within that proposal are numerous initiatives to spend down the surplus, which at that time was projected to be $501.0 million. Of the $501.0 million projected surplus for fiscal 2000-2001, $28.9 million is proposed to be set aside to maintain the 5% statutory requirement on the budget reserve fund. This will increase the budget reserve fund from $564.0 million to $592.9 million. In addition, the Governor is proposing to use $292.5 million of this year's surplus for debt avoidance or retiring other obligations. The Governor is proposing that the remaining $179.6 million will be used for other one-time expenditures that seek to improve the economic well being of the State and improve citizens' quality of life. The Governor proposed that any increase in surplus beyond the $501.0 million projection be used for debt avoidance. These proposed changes will exceed the limits imposed by the expenditure cap, thereby requiring a three-fifths vote of each house of the General Assembly for enactment.

      The proposed budget anticipates General Fund revenues of $11,858.2 million and $12,400.3 million in fiscal 2001-2002 and fiscal 2002-2003, respectively. General Fund appropriations total $11,858.0 million and $12,400.1 million in fiscal 2001-2002 and fiscal 2002-2003, respectively. For fiscal year 2001-2002, General Fund appropriations would increase by 4.0% over estimated expenditures for fiscal 2000-2001 and would increase by 4.6% in the second year of the biennium. Based upon these levels of appropriations, the proposed budget would remain within the strictures of the State's Constitutional expenditure cap, a full $91.5 million below the fiscal 2001-2002 expenditure cap and $80.7 million below the fiscal 2002-2003 cap.

      The proposed budget makes several modest modifications to the State's tax law. The most significant change is the repeal of the 5.75% sales tax on hospital services. This will reduce revenues by $111.4 million in fiscal 2001-2002 and $114.8 million in fiscal 2000-2003. The Governor is also proposing to raise the exemption on articles of clothing and footwear from $75 to $125 per item. This will reduce general fund revenues by $32.9 million in fiscal 2001-2002 and $34.5 million in fiscal year 2002-03. Finally, several smaller tax changes are being proposed totaling $7.2 million in each year of the biennium.

      The Governor's proposed budget also includes an increase in general obligation bond authorizations of $1,020 million to take effect in fiscal 2001-2002 and $1,172 million to take effect in fiscal 2002-2003. These increases are in addition to $146 million and $100 million in existing authorizations which take effect in such fiscal years. Recommended revenue bond authorizations would increase $81 million in fiscal 2001-2002 and $158 million in 2002-2003, and special transportation bond authorizations would increase $196 million in each fiscal year.

      In March 2001, the State adopted legislation to assist the City of Waterbury in financing it budget deficits (the "Act"). The Act imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board (the "Board"). The Act authorizes the City, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding the City's budget deficits. Payment of the bonds is serviced through the City's taxing authority. The Act requires the City to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The Act also provides for the establishment of a special capital reserve fund to further secure up to $75,000,000 bonds issued by the City to funds its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum. The City has issued $45,000,000 bond anticipation notes under this program.

      STATE INDEBTEDNESS. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the questions of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

      Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is continently liable on the debt of certain State quasi-public agencies and political subdivisions.

      RATINGS. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa2, AA and AA, respectively, to the State's general obligation bonds.

      LITIGATION. The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position but is not determinable at this time: (1) an action on behalf of black and Hispanic school children in the Hartford school district alleging that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment which resulted in legislation at the direction of the State Supreme Court to seek to address the matter, and the plaintiffs have filed a motion seeking to have the State Superior Court monitor the State's compliance with the Supreme Court's directions; (2) an action on behalf of all persons with traumatic brain injury claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training and seeking placement in community residential settings with appropriate support services;
(3) an action brought in the name of several public school students and the Connecticut municipalities in which they reside, seeking a declaratory judgment that the State's current system of financing public school education through local property taxes and State payments to municipalities violates the Connecticut Constitution; (4) an action by several hospitals regarding denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services (it is anticipated that other hospitals in the State may bring similar suits); (5) an action against the State of Connecticut and the Attorney General in his official and individual capacities alleging that the 1998 Master Settlement Agreement (entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies) and certain State statutes (including those banning the sale of re-imported cigarettes having the effect of eliminating their price advantage) claiming that they violate the Federal constitution, antitrust and civil rights laws, although the Federal District court has granted the State's motion to dismiss the case; (6) plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries claiming that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services; and (7) litigation involving claims by Indian tribes to portions of the State's land.

      The Treasurer has the investment responsibility for all funds of the State and functions as the trustee of all State pension, retirement and trust funds. The Treasurer is authorized to invest or reinvest funds under the control of the Treasurer in United States government or agency obligations, shares or interests in an investment company or trust registered under the 1940 Act, whose portfolio is limited to obligations of the United States, its agencies or instrumentalities, or repurchase agreements fully collateralized by such obligations, United States postal service obligations, certificates of deposit, commercial paper, savings accounts and bank acceptances. The Treasurer may also invest funds, excluding civil list funds, in the sale or acquisition of securities or obligations which the Treasurer is authorized to sell or acquire for purposes of any combined investment fund, subject to repurchase agreements with any securities dealer or bank included in the list of primary dealers prepared by the Federal Reserve Bank of New York. The Treasurer is also authorized to invest all or any part of any sinking fund in bonds in which savings banks may legally invest, provided such bonds mature prior to maturity of the bonds of the State which are outstanding. The Treasurer is required to report by October 15 annually to the Governor and the Investment Advisory Council as to the activities of the Office of the Treasurer for the preceding fiscal year.

      On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations. In April 2000 former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former Treasurer, Treasurer Denise L. Nappier proposed, and the General Assembly passed, legislation under Public Act No. 00-43 which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

FLORIDA SERIES

      REVENUES AND EXPENDITURES. Financial operations of the State of Florida are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State Funds. The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the legislature establishes a different restoration schedule.

      The State budget must be kept in balance from current revenues each State fiscal year (July 1- June 30), and the State may not borrow to fund governmental operations.

      The Florida Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

      The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues include taxes, licenses, fees, and charges for services imposed by the legislature on individuals, businesses, or agencies outside of State government as well as proceeds from the sale of lottery tickets. State revenues subject to the limitation do not include lottery receipts returned as prizes; balances carried forward from prior YEARS; PROCEEDS FROM THE SALE OF GOODS (E.G., land, buildings); funds pledged for debt service on State bonds; State funds used to match Federal money for Medicaid (partially exempt); balances carried forward from the prior fiscal year; charges imposed on the local governmental level; receipts of the Hurricane Catastrophe Trust Fund; and revenues required to be imposed by amendment to the Constitution after July 1, 1994. The revenue limitation may be adjusted to reflect the transfer of responsibility for funding governmental functions between the State and other levels of government.

      For fiscal year 2000-01, the estimated General Revenue plus Working Capital Funds available total $20.714 billion. Estimated revenues are $19.362 billion. With combined General Revenue and Working Capital Fund appropriations at $20.144 billion, the ending balance at the end of 2000-01 is estimated at $570.5 million. For fiscal year 2001-02, the estimated General Revenue plus Working Capital Funds available total $21.006 billion, and estimated revenues are $20.350 billion. For fiscal years 1998-99 and 1999-00 General Revenue collections and transfers were $17.869 billion and $18.800 billion, respectively.

      In fiscal year 1999-00, the amounts of governmental fund revenues from various sources from taxes, grants and donations, fees and charges, and licenses and permits was 61%, 27%, 6% and 2%, respectively. Revenues for governmental funds totaled $39.7 billion in fiscal year 1999-00, an increase from $37.1 billion in the previous year. Expenditures for governmental funds totaled $37.7 billion in fiscal year 1999-00, an increase from $35.1 billion in the previous year. In fiscal year 1999-00, expenditures for health and social concerns, education, public safety and economic opportunities, and agriculture and employment amounted to approximately 37%, 27%, 7% and 3%, respectively.

REVENUE SOURCES.
---------------

      SALES AND USE TAX. The largest single source of tax receipts in Florida is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

      The sales tax is also levied on the following: (1) rental of tangible personal property, (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. Exemptions include groceries; medicines; hospital rooms and meals; fuels used to produce electricity; electrical energy used in manufacturing; purchases by certain nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

      In each of the past three legislative sessions, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in fiscal year 1999-00 and $35.5 million in fiscal year 2000-01 as a result of the sales tax waivers.

      Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law. Sales tax receipts credited to the General Fund for fiscal year 1999-00 were $13.784 billion and are estimated at $14.014 billion for fiscal year 2000-01 (an increase of 1.7%) and $14.824 billion for fiscal year 2001-02 (increase of 5.8%).

      MOTOR FUEL TAX. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

      Taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of 4 cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction.

      ALCOHOLIC BEVERAGE TAX. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. The 1999 Florida Legislature reduced the surcharge on alcoholic beverages sold for consumption on premises, which is expected to reduce total collections by $30.3 million in fiscal year 1999-00 and $37.4 million in fiscal year 2000-01. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues are deposited into the General Revenue Fund.

      CORPORATE INCOME TAX. Florida collects a tax on the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income for the taxable year, less a $5,000 exemption. Net income is defined as that share of adjusted Federal income which is apportioned to Florida.

      All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year 1999-00, receipts from this source were $1.407 billion and are estimated to be $1.506 billion for fiscal year 2000-01 (an increase of 7.1%) and $1.583 billion for fiscal year 2001-02 (an increase 5.1%).

      DOCUMENTARY STAMP TAX. Deeds and other documents relating to realty are taxed upon execution or recording at 70 cents per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts are taxed upon issuance or renewal at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp tax receipts for fiscal year 1999-00 were $453.8 million and are estimated at $421.4 million for fiscal year 2000-01 (a decrease of 7.1%) and $425.7 million for fiscal year 2001-02 (an increase of 1%).

      INTANGIBLE PERSONAL PROPERTY TAX. This tax is levied on two distinct bases: (1) stocks, bonds, notes, government leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mil, and (2) mortgages and other obligations secured by liens on Florida realty are taxed with a non-recurring 2 mil tax. Obligations issued by the State or local governmental entities in Florida, or by the Federal government, are exempt from such taxation.

      Effective January 2000, the rate was reduced from 2 mils to 1.5 mils and certain exemptions were expanded. The 2000 Legislature further reduced the tax rate to the current 1 mil rate and exempted business accounts receivable from the tax altogether for tax years after December 31, 2000. The most recent Legislative changes are expected to reduce the State's general revenues by $202.3 million for fiscal year 2000-01 and $252.7 million for fiscal year 2001-02.

      The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund.

      ESTATE TAX. A tax is imposed on decedents' estates for the privilege of transferring property at death. The State Constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the Florida estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the Federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against Federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in Florida over the value of the entire gross estate.

      All receipts of the estate tax are credited to the General Revenue Fund. Estate tax receipts for fiscal year 1999-00 were $778.7 million and are estimated at $820 million for fiscal year 2000-01 (an increase of 5.3%) and $870 million for fiscal year 2001-02 (an increase of 6.1%).

      GROSS RECEIPTS TAX. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas, and telecommunications services. Commencing October 1, 2001, telecommunications services will become subject to a new unified Telecommunications Services Tax, at rates designed to generate revenues equivalent to existing taxes being replaced, including Gross Receipts Tax.

      All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

      COMMUNICATIONS SERVICES TAX. The 2000 Legislature enacted the Communications Services Tax Simplifications Law, which imposes a unified tax on communications services effective October 1, 2001. Designed to be revenue neutral, the tax will be levied at rates sufficient to generate revenues equal to lost sales, gross receipts and municipal utilities taxes and franchise fees. The rate will be calculated by the Consensus Revenue Estimating Conference and must be approved by the legislature. Due to changes in taxation of prepaid calling arrangements and certain sales tax exemptions, which became effective July 1, 2000, it is expected that the total revenues will be reduced by $1.7 million for fiscal year 2000-01 at the State and local levels.

      OTHER STATE TAXES. To the extent not pre-exempted to the Federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or "handle." The 2000 Legislature reduced the tax on handle rates for greyhound racing, horse racing and jai-alai.

      Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers.

      TOBACCO LITIGATION SETTLEMENT. As a result of settling litigation by the State against the tobacco industry in 1997, Florida expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

      A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2000, the value of the endowment was $1,182,041,903.

      LOTTERY. The 1987 Legislature created the Department of the Lottery to operate the State Lottery. Of the revenues generated by the Florida Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

      LITIGATION. Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State's financial position.

      BANK OF AMERICA (FORMALLY BARNETT BANK) V. FLORIDA DEPARTMENT OF Revenue. This case involved the issue of the assignability of Florida's refund statute for taxes on dealer repossessions of automobiles and other property sold by dealers. Judgment was granted in the plaintiff's favor; however, the First District Court of Appeal overturned the trial court's decision on January 5, 2000 in favor of the Department. The Florida Supreme Court has declined to hear an appeal of the First District Court of Appeal's decision. The plaintiff's time to appeal to the United States Supreme Court has not expired.

      JENKINS V. FLORIDA DEPARTMENT OF HEALTH AND REHABILITATIVE SERVICES. This was a class action suit on behalf of clients of residential placement for the developmentally disabled seeking refunds for services where children were entitled to free education under the Education for Handicapped Act and the Department had been collecting maintenance fees from parents of the placed children and various third parties such as Supplemental Security Income and Social Security. The District Court ruled in favor of the plaintiffs and ordered repayment of the maintenance fees. As of June 30, 1999, the Department had repaid $217,694 in maintenance fees paid by the parents; however, amounts due to various third parties up to $21 million have not been paid since the affected parties have not been identified. There has been no court activity of record in this case since 1994, and the Department does not anticipate that significant future payments will be required pursuant to this case.

      NATHAN M. HAMEROFF, M.D., ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION, ET AL. This is a class action suit, among other similar suits, wherein the plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund annual assessment on net operating revenue of freestanding out-patient facilities offering sophisticated radiology services. On February 5, 2001, the trial court ruled the relevant Florida statute unconstitutional, disallowed further assessments and stated that a future hearing would be held to determine the remedy afforded the plaintiffs. The potential refund liability for all such suits could total approximately $125 million.

      SAVONA, ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION. Plaintiffs seek retroactive and prospective relief on behalf of a class of Medicaid providers (doctors), demanding reimbursement of the differential between Medicare and Medicaid rates for dual-enrolled eligibles. This case was settled on October 6, 2000. A total of $95 million, inclusive of interest, fees and costs, would be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State's share (within the Medicaid program) would be 45%.

      TOWER ENVIRONMENTAL V. FLORIDA DEPARTMENT OF ENVIRONMENTAL PROTECTION. Tower Environmental has sued the State of Florida and the Florida Department of Environmental Protection ("FDEP") alleging that both the State and FDEP "breached" contracts with them by changing the petroleum contamination reimbursement program. Alternatively, Tower claims that these action constitute torts or impairment of contractual obligations. Tower also alleges that the termination of the reimbursement program is a breach of contract. In addition to damages, Tower seeks recovery of attorneys' fees and costs. A settlement in the amount of $1.6 million has been reached, and a mutual release frees the State and Department from liability.

      STATE CONTRACTING AND ENGINEERING CORP. V. FLORIDA DEPARTMENT OF TRANSPORTATION, ET AL. The Florida Department of Transportation used a Value Engineering Change Proposal ("VECP") design submitted by State Contracting and Engineering Corp. ("SCEC") for the construction of a barrier soundwall in Broward County and several subsequent Department projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the Department owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design on the subsequent projects. The case is awaiting a ruling by the judge as to the application of recent U.S. Supreme Court cases to certain legal issues in this lawsuit. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

      CONE CONSTRUCTORS, INC. V. FLORIDA DEPARTMENT OF TRANSPORTATION. The Florida Department of Transportation terminated Cone Contractors, Inc. on a construction contract involving a portion of the Suncoast Parkway, and Cone Constructors has sued claiming breach of contract and wrongful termination. The Department filed a Motion for Change of Venue on June 20, 2000 and a Motion to Dismiss on June 22, 2000. The issue of venue has not been resolved at this time. If the State is unsuccessful in its actions, potential losses could be approximately $30 million.

      RISCORP INSURANCE COMPANY, ET AL. V. FLORIDA DEPARTMENT OF LABOR AND EMPLOYMENT SECURITY AND MARY B. HOOKS. The Department collects assessments on "net premiums collected" and "net premiums written" from carriers of workers' compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of "net premiums" and the Department does not currently have a rule providing guidance as to how "net premiums" are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating "net premiums" and are seeking refunds of approximately $32 million. The Department has answered the complaint and written discovery is in progress. Notice for trial has not been issued, and no trial date has been set.

      U.S. ENVIRONMENTAL PROTECTION AGENCY V. FLORIDA DEPARTMENT OF TRANSPORTATION. The Department maintains that it is not the owner of contaminated land. The U.S. Environmental Protection Agency (the "EPA") is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the Department of approximately $25.6 million. The Department's Motion for Declaratory Judgment on the Department's ownership of the property was denied and upheld on appeal. The EPA is currently preparing an Amended Record of Decision.

MARYLAND SERIES

      GENERAL. The State of Maryland has a population of approximately 5.3 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent census. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2000 was 3.9% compared to a national rate for the same period of 4.0%. Total employment increased by 9.5% between 1991 and 2000. The State's personal income per capita was the fifth highest in the nation in 2000 according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 114.1% of the national average.

      STATE FINANCES. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare, and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2000 exceeded estimates by about $145.7 million, or 1.6%. The State ended fiscal year 2000 with a $936.2 million general fund balance on a budgetary basis, of which $784.5 million was designated to fund fiscal year 2001 operations; this balance reflects a $925 million increase compared to the balance projected at the time the 2000 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $581.9 million. On a GAAP basis, the fiscal year 2000 undesignated general fund balance was $513.1 million, compared with $539.3 million at the end of fiscal year 1999. The total GAAP fund balance for fiscal year 2000 was $2.370 billion compared with a total fund balance of $1.978 billion for fiscal year 1999.

      For fiscal year 2001 the total budget is $20 billion, a $2.2 billion increase over fiscal year 2000. The general fund accounts for approximately $10.2 billion, of which the largest expenditures are for health and education, which together represent nearly two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

      Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $697.8 million at the end of fiscal year 2000. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of fiscal year 2001 project a total reserve balance of $1.016 billion, of which $888.2 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 9.2% of estimated General Fund Revenues.

      General fund appropriations to the State Reserve Fund for fiscal year 2002 total $216.9 million and include $141.8 million to the Revenue Stabilization Fund; $15.5 million to the Economic Development Opportunities Program Fund; $54.6 million to the Dedicated Purpose Fund, of which $45 million is for transportation projects and $9.6 million is for future needs in the Family Investment Program; and $5 million to the Joseph Fund. The $30.2 million fiscal year 2001 deficiency appropriation to the Reserve Fund reflected $40.2 million to the Dedicated Purpose Fund, of which $30 million was for health needs and $10.2 million was for a transportation project, and a reduction to the original appropriation to the Economic Development Opportunities Fund of $10 million.

      It is estimated that the general fund balance on a budgetary basis at June 30, 2002 will be approximately $37.7 million. In addition, the balance in the Revenue Stabilization Fund of the State Reserve Fund is estimated to be $567.9 million at June 30, 2002, equal to 5.7% of general fund revenues.

      CIGARETTE RESTITUTION FUND. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to the tobacco settlement are to be placed into this fund, which can only be spend through appropriations in the annual State budget. No appropriations from the Cigarette Restitution Fund were incorporated in the original fiscal year 2000 Budget; a $102.5 million deficiency appropriation was incorporated in the fiscal year 2001 Budget. It is anticipated that net income to the Cigarette Restitution Fund will be approximately $250 million over fiscal years 2000 and 2001.

      STATE INDEBTEDNESS. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

      Maryland had $4.6 billion of net State tax supported debt outstanding at March 31, 2001. General obligation bonds accounted for $3.5 billion of that amount. About 56% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $658.8 million; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $286 million of State tax supported debt outstanding at March 31, 2001. Rental payments under the lease are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly.

      The State had $961.1 million of authorized but unissued debt at March 31, 2001. Two offerings of general obligation bonds are anticipated during fiscal year 2002.

      RATINGS. General obligation bonds of the State of Maryland are currently rated "Aaa" by Moody's and "AAA" by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

      LITIGATION. The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

MASSACHUSETTS SERIES

      GENERAL. In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1998, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the second time in the last three years. The Massachusetts economy has been the strongest in New England, making up an average of 47.4% of New England's total gross product and an average of 2.8% of the nation's economy over the past decade.

      From February 2000 to February 2001, employment levels increased in every industry except manufacturing. The most rapid growth during this period came in the construction and mining sectors, which grew at rates of 12.0% and 9.1%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 2.4%. While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990's caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts fell from 3.2% in 1999 to 2.6% in 2000, and the United States unemployment rate fell from 4.2% in 1999 to 4.0% in 2000.

      FINANCES. Massachusetts ended each of the fiscal years 1996 through 2000 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of fiscal 2001.

      The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, the Commonwealth has managed to keep annual growth in per capita expenditures low. From fiscal 1996 through fiscal 2000, per capita costs have increased by less than 1% annually over the five-year period. The Medicaid program, which is administered by the Division of Medical Assistance, provides health care to low-income children and families, low-income adults, the disabled and the elderly. During fiscal years 1996, 1997, 1998, 1999 and 2000, Medicaid expenditures were $3.416 billion, $3.456 billion, $3.666 billion, $3.856 billion and $4.305 billion, respectively. The average annual growth rate from fiscal 1996 to fiscal 2000 was 4.73%. Fiscal 2000 Medicaid expenditures increased approximately 10.7% from fiscal 1999.

      The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers in city, town and regional school districts throughout the Commonwealth. The unfunded actuarial accrued liability based on the January 1, 2000 valuation was approximately $773.4 million for Commonwealth employees, approximately $2.739 billion for teachers, approximately $521 million for Boston teachers and $803 million for cost-of-living increases granted for local systems prior to July 1997, for a total unfunded liability of approximately $4.837 billion. Pension fund legislation has been enacted to require the amortization of such liabilities by June 30, 2018.

      In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (1) 2.5% of the full and fair cash value of real estate and personal property therein and (2) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (a) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (b) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election.

      INDEBTEDNESS. The Commonwealth is authorized to issue three types of debt directly--general obligation debt, special obligation debt and Federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of Federal highway construction reimbursements. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities.

      Payments for debt service on Massachusetts general obligation debt has risen from $905.1 million in fiscal 1996 to $1.19 billion in fiscal 2000. Debt service for fiscal 2001 is estimated to be $1.36 billion. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of April 1, 2001 the Commonwealth had approximately $10.0 billion of outstanding "direct" debt.

      LITIGATION. There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

      ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.

      TAXES AND OTHER REVENUES. There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and there is no implication that the Commissioner has conceded any liability whatsoever. Approximately $124 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      EMINENT DOMAIN. The Commonwealth is a party to eminent domain actions in connection with the Central Artery/Ted Williams Tunnel project.

      TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets. The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort, payable in equal annual installments during the years 2008 through 2017. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have notified the Attorney General that they reserve their right to submit a claim to the Commonwealth for the difference between the $775 million and 25% of the Commonwealth's settlement payments.

      ATTORNEY GENERAL INVESTIGATION. On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December, 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

      SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

MICHIGAN SERIES

      ECONOMIC FORECAST. The State's forecast for the Michigan economy reflects the national outlook. The U.S. Consumer Price Index is projected to increase by 3.3% in 2001 and 3.0% in 2002. Ninety-day T-bill rates are expected to average 4.0% in 2001 and 3.7% in 2002. The United States' unemployment rate is projected to average 4.8% for 2001 and 2002. The State's economic forecast for calendar years 2001 and 2002 projects a slowdown in economic growth in 2001 followed by a rebound in growth in 2002. Real GDP is projected to grow 1.3% in 2001 and 2.5% in 2002, on a calendar year basis. Car and light trucks sales will total 16.2 million units in 2001 and 16.4 million units in 2002. The forecast assumes moderate inflation, accompanied by falling interest rates.

      The State's forecast for the Michigan economy reflects the above national outlook. Total wage and salary employment is projected to decline 0.3% in 2001 and grow 0.5% in 2002. The unemployment rate is projected to average 5.3% for 2001 and 5.3% for 2002.

      STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES. The State Constitution provides that proposed expenditures and revenues of any fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

      In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

      If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

      The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year (41.6%). If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1993-94 through 1998-99.

      The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the settlement, the State agreed to reclassify these expenditures, beginning in the report for fiscal year 1992-93. In fiscal year 1992-93 the proportion of State spending from State sources paid to local units of government was 48.25% or a shortfall from this proportional percentage of $96.64 million, and an amount at least this large was appropriated to the State's local government payment fund in the fiscal year 1996-97 budget. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

      MAJOR FUNDS OF THE STATE. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 55% from the payment of the State taxes and 45% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

      General Purposes revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose. General Purpose revenues account for approximately 45% of total General Fund revenues. The passage of property tax and school finance reform, discussed below, significantly affects the sources of State revenues.

      Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 55% of total General Fund revenues.

      Federal aid accounted for approximately 74% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

      Approximately two-thirds of total General Fund expenditures are made for education, and by the Family Independence Agency and by the Department of Community Health.

      State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

      The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort LEVEL. THE MEDICAID PROGRAM CONTINUES ON A MATCHING BASIS, I.E., with Federal funds supplying more than 50% of the fund.

      Under constitutional and statutory provisions, the School Aid Fund has received the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

      The operating costs of local school districts are funded by local property taxes, State school aid and general aid. Approximately 10% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes.

      The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

      The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State moneys until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trusts funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate.

      As of September 30, 2000, the actual balance for funds in the Common Cash Fund was $5.231 billion. The actual General Fund - General Purpose total revenues and expenditures for the 1999-00 fiscal year were $9.599 billion and $9.359 billion, respectively. Projected 2000-01 fiscal year General Fund - General Purpose total revenues and expenditures are $8.977 billion and $9.741 billion, respectively. Projected 2001-02 fiscal year General Fund - General Purpose total revenues and expenditures are $9.108 billion and $9.659 billion, respectively.

      BUDGET STABILIZATION FUND. In 1977, the Budget Stabilization Fund ("BSF") was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $614.5 million on September 30, 1996; $579.8 million on September 30, 1997; $1.001 billion on September 30, 1998; $1.223 billion on September 30, 1999; and $1.264 billion on September 30, 2000. The balance is net of a reserve for future education funding of $539.1 million on September 30, 1996 and $572.6 million on September 30, 1997.

      PROPERTY TAX AND SCHOOL FINANCE REFORM. Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment, approved by the voters in March 1994, increases the State sales and use tax from 4% to 6%; limits the ability of local school districts to levy taxes; and limits assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value. Companion legislation increased the cigarette tax from $0.25 to $0.75 per pack, imposed a State real estate transfer tax and a 6 mil State property tax, and cut the State's income tax rate from 4.6% to 4.4%. These new State revenues are included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

      STATE AND STATE-RELATED INDEBTEDNESS. The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

      Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

      Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

      There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

      The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2000, the outstanding principal amount of all State general obligation bonds was approximately $900.2 million. The State did not issue any long-term general obligation bonds during the 1995-96, 1996-97 and 1998-99 fiscal years. The State issued $250 million in general obligation bonds in fiscal year 1997-98 and $96.9 million in general obligation bonds in fiscal year 1999-00.

      The State issued $900 million in short-term general obligation notes in each fiscal year from 1995-96 through 1997-98. These notes were issued for cash flow purposes and were fully paid at maturity. The State did not issue any general obligation notes in fiscal year 1998-99 and 1999-00 and does not anticipate issuing general obligation notes for cash flow purposes in fiscal year 2000-01.

      On November 2, 2000, the State issued $60 million in general obligation bonds for environmental purposes. On April 24, 2000, the State issued $44.5 million in general obligation school loan notes which matured on April 23, 2001. These notes were renewed with the issuance of $81.3 million in multi-modal general obligation school loan bonds on April 12, 2001.

      As of December 31, 2000, approximately $9.77 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State School Bond Loan Fund.

      Effective for qualified bonds issued on and after October 1, 1998, the State implemented strengthened program mechanics which require advance fund transfers by school districts and paying agent notification prior to qualified bond debt service payment dates. These new procedures further ensure that qualified bond obligations are paid on a timely basis.

      The Department of Transportation, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority and Michigan State Housing Development Authority have outstanding as of September 30, 2000 $4.985 billion of various revenue and special obligation debt and have the authority to issue such debt in the future.

      EMPLOYMENT. The State's average unemployment rates for 1996, 1997, 1998, 1999 and 2000 were 4.9%, 4.2%, 3.9%, 3.8% and 3.6%, respectively. In 2000, total employment was 5.016 million, with manufacturing employment averaging 979,800. Employment in the durable goods manufacturing industries was 748,400, and nondurable goods employment was 231,400. The motor vehicle industry, which is an important component in the State's economy, employed 286,200 in the State in 2000.

      LITIGATION. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

      ON NOVEMBER 24, 1999, THE MICHIGAN COURT OF CLAIMS IN JEFFERSON SMURFIT CORPORATION V. STATE OF MICHIGAN ruled that the site-based capital acquisition deduction in Michigan's single business tax act is unconstitutional. According to the Michigan Department of Treasury, the potential financial impact of this decision is uncertain. The State has appealed the decision to the Michigan Court of Appeals.

      On November 15, 2000, more than 365 Michigan school districts and individuals filed two suits in the Michigan Court of Appeals. The plaintiffs IN THE FIRST SUIT, DURANT, ET AL. V. STATE, ET AL. ("Durant III") are seeking a monetary remedy, including approximately $1.7 billion for the 1999-00 through 2002-03 school years for the State's alleged underfunding of special education programs and services, inclusive of special education transportation services. The Durant III plaintiffs are also requesting a declaratory judgment that the State is violating the State Constitution. The Durant III plaintiffs further seek orders declaring that the State has failed to meet its constitutional duty to fund services and activities provided by the plaintiff school districts during school years 1999-00 through 2002-03 as required by the State Constitution. The Durant III plaintiffs seek an injunction permanently enjoining the State from making any future reductions below the constitutionally required levels of funding to pay for the cost of activities and services required of them by State law. They also seek attorneys' fees and costs of litigation.

      THE SECOND SUIT, ADAIR ET AL. V. STATE ET AL. ("Adair"), asserts that the State has increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and thereafter added various specified new activities or services by State law without providing funding, in violation of the State Constitution. The Adair plaintiffs are seeking an unspecified money judgment equal to the reduction in the State financed proportion of necessary costs incurred by the plaintiff school districts for each school year from 1997-98 through the date of any judgment and for attorneys fees and litigation costs. The Adair plaintiffs also seek a declaratory judgment that the State has failed to meet its funding responsibility under the State Constitution.

      On January 2, 2001, plaintiffs filed a first amended complaint in both Durant III and Adair increasing the number of school district plaintiffs to 433. On February 22, 2001, plaintiffs filed a second amended complaint in Durant III increasing the number of school district plaintiffs to 457.

MINNESOTA SERIES

      STATE AND STATE-RELATED INDEBTEDNESS. The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature by a three-fifths vote of the House of Representatives and the Senate may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds which may be authorized for these and certain other purposes.

      The Minnesota Constitution requires the State Treasurer to maintain a State bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such State bonds through July 1 of the second ensuing year.

      As of November 1, 2000, the total amount of State general obligation bonds was approximately $2.6 billion, and the total amount of general obligation bonds authorized but unissued was approximately $722 million.

      There are also various entities created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State of Minnesota.

      STATE FINANCES. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

      The State's biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to some normal level of statistical deviations.

      Non-dedicated revenues in Minnesota are generated primarily from income taxes, sales and use taxes, corporate franchise taxes, insurance gross earnings taxes, motor vehicle sales taxes, liquor and tobacco products taxes, estate taxes, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, taconite and iron ore occupation taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income.

      The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance is set for the 1999-2001 Biennium at $350 million. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the 1999-2001 Biennium at $622 million.

      For the fiscal years ended June 30, 1999 and June 30, 2000, net revenues received in the Accounting General Fund were $11.683 billion and $12.519 billion, respectively, and total expenditures and net transfers were $10.548 billion and $11.389 billion, respectively. As of September 30, 2000, net revenues received since July 1, 2000 without taking into account expense accruals were approximately $3.141 billion and total expenditures and net transfers were approximately $2.962 billion.

      The Department of Finance prepared a forecast of Accounting General Fund revenues and expenditures for the 1999-2001 Biennium in February 2000. Accounting General Fund resources were forecast to be $26.516 billion and Accounting General Fund expenditures were forecast to be $23.581 billion, resulting in a projected Unreserved Accounting General Fund balance of $2.935 billion. That balance included a Cash Flow Account of $350 million, a Budget Reserve Account of $622 million, Dedicated Reserves of $145 million, and a Property Tax Reform Account of $1.018 billion, resulting in a projected Unrestricted Accounting General Fund balance of $800 million.

      Compared to estimates in November 1999, Accounting General Fund resources were $222 million higher. Forecast expenditures were $12 million lower. When combined with a $5 million increase in the investment earnings dedicated to the Property Tax Reform Account, the net increase in expected Unrestricted Accounting General Fund balance was $229 million.

      Of the forecast increase of $222 million, $185 million was a net increase in forecast non-dedicated revenues, and a $37 million increase in transfers and dedicated revenues accounted for the balance of the change in resources. The forecast for individual income taxes increased $140 million, while corporate projections fell $46 million.

      Accounting General Fund expenditures were forecast to total $23.581 billion, down $12 million from November 1999. Minor increases in K-12 education, family support and other programs were offset by a $42 million reduction in health care spending.

      During the 2000 legislative session, the Legislature enacted revenue measures and appropriations that modified the budget for the 1999-2001 Biennium. Actions were based on the February 2000 revenue and expenditure forecast.

      The 2000 legislative session produced three significant tax law changes. The Legislature adopted, and the Governor approved, $1.030 billion in tax reductions for Minnesota taxpayers in the 1999-2001 Biennium. For fiscal year 2000, the Legislature passed a $640 million sales tax rebate. Authorized spending was increased by slightly over $800 million.

      The end of the 2000 legislative session estimates of resources, expenditures, and fund balances were $25.766 billion, $24.640 billion and $9 million, respectively.

      IN 1992 THE LEGISLATURE ESTABLISHED THE MINNESOTACARE(R) program to provide subsidized health care insurance for long term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensure the health care needs of all Minnesotans are being met. The program is not part of the Accounting General Fund. A separate fund, called the Health Care Access Fund, has been established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals and permanent taxes including a 2% gross revenue tax on hospitals, health care providers, and wholesale drug distributors, a 2% use tax on prescription drugs and a 1% gross premium tax on nonprofit health service plans and HMOs. For calendar years 2000 and 2001, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The provider tax will continue at 1.5% until calendar year 2002, while the gross premium tax will remain at 0% until calendar year 2003.

      The Legislature established a school district credit enhancement program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certain certificates of participation and school district general obligation bonds, in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner of Children, Families and Learning that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued. The amounts paid on behalf of any school district are required to be repaid by it, with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning. As of October 24, 2000, there were approximately $252 million of certificates of indebtedness related to the program, all of which will mature within a thirteen month period. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

      School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of an interest on the bonds when due. As of October 24, 2000, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2030, is approximately $6.9 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be issued in connection with the program and these amounts are expected to increase.

      TOBACCO SETTLEMENT. On May 8, 1998, the State entered into a settlement of a lawsuit which it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to pay to the State an amount of $6.1 billion over a period of 25 years. This settlement will produce additional annual calendar year revenue to the State ranging from a low of approximately $204 million to a high of approximately $418 million. In the 1999 legislative session, the Legislature followed the Governor's recommendation to set aside $968 million in one-time tobacco settlement revenue into endowments. New endowments were created to support health professional education, medical research, and tobacco use prevention and local public health programs. These funds are removed from the Accounting General Fund and separately invested in new endowment funds. The investment income from these endowment funds will be available for program expenditures.

      SELECTED ECONOMIC AND DEMOGRAPHIC FACTORS.  Diversity and a significant
      -----------------------------------------
natural resource base are two important characteristics of Minnesota's economy.
      Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

      Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 1999 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. The emphasis is partly explained by the location in the State of large computer equipment manufacturers which are included in the industrial machinery classification. Concentration in the instruments and miscellaneous category is partly explained by the presence in the State of manufacturers of cardiac pacemakers.

      The importance of Minnesota's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1999, 29.5% of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 16.6% in paper and allied industries. This compares to 22.7% and 9.0%, respectively, for comparable sectors in the national economy. Both of these industries rely heavily on renewable resources in Minnesota. Over half of Minnesota's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in Minnesota than in the U.S.

      Mining is currently a less significant factor in the Minnesota economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1999. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

      Minnesota resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990 or at an average annual compound rate of 0.7%. In comparison, U.S. population grew at an annual compound rate of 0.9% during this period. Between 1990 and 1999, Minnesota's population grew at an annual compound rate of 0.9% as compared to 1.0% for the U.S. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8% through 2010.

      Another measure of the vitality of Minnesota's economy is its unemployment rate. During 1998 and 1999, Minnesota's monthly unemployment rate was generally less than the national unemployment rate, averaging 2.8% in 1999, as compared to the national average of 4.2%. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1999 periods.

      In spite of the strong manufacturing sector, during the 1980 to 1990 period total employment in Minnesota increased 17.9% as compared to 20.1% nationally. Most of Minnesota's relatively slower growth can be associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1996, non-farm employment growth in Minnesota exceeded national growth. Since then, Minnesota and U.S. employment have expanded at about the same rate. Employment data indicate the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's. Between 1990 and 1999, Minnesota's non-farm employment grew 22.5% compared to 17.7% nationwide.

      Since 1980, Minnesota per capita personal income has usually been within eight percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1999, Minnesota per capita personal income was 107.9% of its U.S. counterpart.

      LITIGATION. While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the Sate Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues during the 1999-2001 Biennium.

      TORT CLAIM. The Tort Claims appropriations for the fiscal years ended June 30, 2000 and June 30, 2001 are $875,000.

      JAMES LEE BROWN AND RONALD BERGERON V. STATE OF MINNESOTA. Hennepin County District Court. Plaintiffs are Medicaid and GAMC recipients who suffered tobacco-related illnesses from January 1, 1978 to December 31, 1996. PLAINTIFFS CLAIM RIGHTS TO A SHARE OF THE SETTLEMENT PROCEEDS IN STATE OF MINNESOTA, ET AL.
V. PHILIP MORRIS INCORPORATED, ET AL. Plaintiffs have claimed that they are entitled to between $2.05 billion and $4.86 billion. On September 19, 2000, the Minnesota Court of Appeals affirmed the District Court's granting of the State's motion to dismiss, and the plaintiffs have thirty days from the Court of Appeals' affirmation to appeal that decision to the Minnesota Supreme Court.

      EVELETH TACONITE COMPANY AND EVELETH MINES LLC V. COMMISSIONER. Tax Court. The taxpayers in this and four other such cases contend that a 1994 recodification of a 1993 provision allowing specific exemption for replacement equipment purchased by the taconite industry, without regard to the expansion of a facility (at a time when replacement equipment was otherwise fully taxable), rendered their repair and replacement parts exempt as well. The Tax Court ruled that the repair and replacement parts were exempt as capital equipment and that the Commissioner must pay refunds in this case. The aggregate amount of refunds in all of these cases, as well as in administrative claims and appeals pending before the Commissioner, is estimated to approximate $21 million dollars.

      AMOCO, ET AL., V. COMMISSIONER OF REVENUE. Minnesota Tax Court. These cases involve nine related corporations that are challenging the State's corporate franchise tax. Resolution of this matter is not expected before the end of 2001. The amount in controversy is $23 million. An adverse precedent, however, would result in substantial additional liability as to these and other taxpayers.

      U.S. WEST COMMUNICATIONS, INC. V. COMMISSIONER OF REVENUE QWEST CORPORATION, F/K/A U.S. WEST COMMUNICATIONS, INC. V. COMMISSIONER OF REVENUE. Minnesota Tax Court. Plaintiff, a regional telecommunication public utility and its successor in interest, claim that it is entitled to capital equipment refunds of sales taxes paid in an amount of $5.4 million plus interest in the first case and in an amount of $21 million plus interest in the second case. The claims are based on the theory that the Plaintiff uses the telecommunications equipment purchased or installed in Minnesota for the tax-exempt purpose of "manufacturing, fabricating or refining" of "tangible personal property." A determination in the Plaintiff's favor would result in a potential tax refund liability well in excess of $10 million when applied as precedent to Plaintiff's subsequent tax periods, as well as to the potential refund claims of other telecommunications companies. An adverse decision would impact the State's General Fund. If an adverse decision were to be extended to other types of providers of taxable services, additional liability for open tax periods would result.

      DANNY'S TRANNY'S, INC., AND ALL OTHER SIMILARLY SITUATED V. STATE OF MINNESOTA ET AL. Ramsey County District Court. This is a class action against the State of Minnesota, the Commissioners of Commerce and Finance, and the Minnesota Workers Compensation Assigned Risk Plan Review Board challenging the constitutionality of legislation passed in the 2000 legislative session which appropriated surplus funds in the Minnesota Workers Compensation Assigned Risk Plan and transferred $450 million to various State agencies and funds. Plaintiffs allege the appropriation of the money violated their constitutional rights. The amount in controversy has been projected to be approximately $504 million as of December 31, 1999.

      JACOBSON, ET AL. V. BOARD OF TRUSTEES OF THE TEACHERS RETIREMENT ASS'N., ET AL. Ramsey County District Court. This action was filed by a group of teachers claiming that various amendments to the teacher-pension laws from 1973 to 1989 constitute a breach of contract, violate the Contract Clause, and violate equal protection. They seek injunctive relief and damages to increase benefits to be paid to them, and the putative class they represent, by an amount estimated to be $600 million. The Defendants have brought a motion to dismiss on statute of limitations grounds. If Plaintiffs ultimately prevail, it is unclear whether a judgment of increased benefits would be satisfied out of the existing surplus in the Teachers Retirement Fund and/or by a new appropriation of funds by the State.

NORTH CAROLINA SERIES

      ECONOMIC CHARACTERISTICS. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. Non-agricultural wage and salary employment accounted for approximately 3,919,000 jobs in 2000, of which approximately 780,100 were in manufacturing. Based on July 2000 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 2000, per capita income in the State grew from $16,674 to $26,355, an increase of 58.1%. The North Carolina Employment Security Commission (the "ESC") estimated the seasonally adjusted unemployment rate in November 2000 to be 3.7%, as compared with a national unemployment rate of 4.0%. According to the ESC, the labor force has grown from 3,401,000 in 1990 to 3,946,200 in 2000, an increase of 16%.

      Charlotte, North Carolina is the second largest financial center in the United States, serving as headquarters for financial institutions with assets of approximately $855 billion. The State's continued growth as a leading financial center in the Southeast is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank in Mecklenburg County. Bank holding companies Bank of America, N.A. and First Union National Bank are headquartered in Charlotte. As of December 2000, Bank of America, N.A. and First Union National Bank ranked second and sixth in the nation, respectively, in terms of deposits.

      North Carolina's economy continues to benefit from a steady manufacturing sector. Manufacturing firms employ approximately 19% of the total non-agricultural workforce. North Carolina has the fourth highest percentage of manufacturing workers in the nation. The annual value of the State's manufacturing shipments totaled $166.6 billion in 1999, ranking the State seventh in the nation. The State leads the nation in the production of textiles, tobacco products and furniture and is among the largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment. The 1999 annual statistics showed $16.3 billion in exports, twelfth among the states in export trade. More than 800 international firms have established a presence in the State.

      Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1999 reached over $6.7 billion, placing the State ninth in the nation in gross agricultural income. In 1999, North Carolina ranked third in the nation in net farm income. North Carolina's agricultural industry, including food, fiber and forest, contributes over $48 billion annually to the State's economy, accounts for over 22% of the State's income and employs approximately 21% of the State's work force.

      Travel and tourism is increasingly important to the State's economy. Travel and tourism's $11.9 billion economic impact in 1999 represents a 5.8% increase over 1998. The North Carolina travel and tourism industry directly supports 195,700 jobs including international spending of 5.1% of total non-agricultural employment.

      TOBACCO SETTLEMENT. On November 23, 1998, the Attorneys General of 46 states and the major tobacco companies signed a settlement agreement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation, to comply with the Consent Decree, to help communities in North Carolina hurt by the decline of tobacco. The foundation will receive 50% of the settlement. A trust fund for tobacco farmers and allotment holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement.

      REVENUE STRUCTURE. North Carolina's three major operating funds which receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

      A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain short-term motor vehicle rentals, corporation franchise tax, excise taxes on piped natural gas, taxes on alcoholic beverages, estate taxes, insurance taxes levied on insurance companies, tobacco products and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, a highway use tax on long-term rentals and retail sales of motor vehicles and motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (1) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (2) interest earned by the State Treasurer on investments of General Fund monies, and (3) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.

      STATE BUDGET. The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

      The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina statutes provide that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

      Actual General Fund tax revenue totaled $12.808 billion in 1999-00, an increase of 5.3% over 1998-99. General Fund tax revenue and non-tax revenue totaled $13.213 billion in 1999-00, an increase of 4.8% over 1998-99. This tax and non-tax revenue total includes investment earnings of $323.6 million. The Highway Fund revenue collections totaled $2.062 billion in fiscal year 1999-00, an increase of 7.9% over 1998-99. This gross revenue includes investment earnings in the amount of $28.1 million.

      The Highway Trust Fund revenue collections totaled $960 million in fiscal year 1999-00, an increase of 7.3% over 1998-99. This gross revenue includes investment earnings in the amount of $56.7 million.

      STATE INDEBTEDNESS. The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

      The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

      There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

      As of April 2001, the State had approximately $4.370 billion of authorized but unissued general obligation bonds. The State anticipates that all or a portion of these bonds will be issued from time to time over the next several years. The timing and size of such issues will depend on a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the proceeds of such bonds, the State's financial condition at the time the bonds are proposed to be issued and market conditions.

      In addition, the State explores from time to time debt financing options in addition to the issuance of general obligation bonds. Also, the State may consider other financing options, such as lease-purchase or installment purchase financing, under appropriate circumstances.

      LITIGATION. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

      LEANDRO, ET AL. V. STATE OF NORTH CAROLINA AND STATE BOARD OF Education. On May 25, 1994 plaintiff filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education.

      The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education. If not appealed, the ruling will require legislative action necessary to implement and fund pre-kindergarten programs. The cost of such programs is undetermined but may exceed $100 million.

      N.C. SCHOOL BOARDS ASSOCIATION, ET AL. V. HARLAN E. BOYLES, STATE TREASURER, ET AL. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on the outstanding claims.

      FAULKENBURY V. TEACHERS' AND STATE EMPLOYEES' RETIREMENT SYSTEM, PEELE V. TEACHERS' AND STATE EMPLOYEES' RETIREMENT SYSTEM AND WOODARD V. LOCAL GOVERNMENTAL EMPLOYEES' RETIREMENT SYSTEM. Plaintiffs are disability retirees who brought class actions in State court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other Federal constitutional rights, and violation of State constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. As a result of remedial proceedings, there are now two appeals pending in the appellate courts concerning calculation of retroactive benefits. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeals. Payments of approximately $84 million have been made by the State. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million and is payable out of the funds of the retirement systems.

      SOUTHEAST COMPACT COMMISSION. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact asked the United States Supreme Court to accept its complaint against North Carolina to enforce sanctions imposed against the State for recovery of $89.9 million plus interest and attorneys fees.

OHIO SERIES

      STATE ECONOMY AND BUDGET. Economic activity in Ohio, as in other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. The "non-manufacturing" sector employs approximately 81% of all non-agricultural payroll workers in the State of Ohio. Payroll employment in Ohio, in a diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Agriculture and related agricultural sectors combined also is an important segment of the Ohio economy.

      The State Constitution requires the General Assembly to "provide for raising revenue, sufficient to defray the expenses of the [S]tate, for each year, and also a sufficient sum to pay the principal and interest as they become due on the [S]tate debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

      Most State operations are financed through the general revenue fund (the "GRF"). Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2001 with a GRF fund balance of $219,413,500. The State also maintains a "rainy day" fund, the Budget Stabilization Fund (the "BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the surplus, if any, in each fiscal year. The BSF has a current balance of $1,010,595,000 which is equal to 4.74% of fiscal year 2000 GRF revenues.

      For the 1998-99 biennium, GRF appropriations approximated $36 billion, which provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred into the State income tax reduction fund, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. The fiscal year 1999 biennium ending GRF balances were $1.512 billion (cash) and $976,778,000 (fund). Portions of that fund balance were transferred as follows: $325,700,000 to school building assistance; $293,185,000 to the State income tax reduction fund; $85,400,000 to SchoolNet (a program to supply computers for classrooms); $46,374,000 to the BSF; and $4,600,000 to interactive video distance learning.

      The State's financial situation varied substantially in the just ended 2000-01 biennium. The biennium began with the passage in June 1999 of appropriations acts for the current 2000-01 biennium (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. The State ended fiscal year 2000, the first fiscal year of the biennium, with a GRF cash balance of $1,506,211,000 and fund balance of $855,845,000. A transfer of $49,200,000 from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

      The Governor announced in late March 2001 the Office of Budget and Management's (the"OBM") new preliminary lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF cash balance of $817, 069,000 and fund balance of $219,414,000, making that transfer unnecessary.

      The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001 and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The following are examples of GRF major program biennial funding increases over those for the prior biennium as reflected in that act: primary and secondary education, 17%; higher education, 2.4%; Medicaid, 29%; adult and juvenile corrections, 6.2%; and mental health and mental retardation, 2.8%.

      Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

      The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

      The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months in fiscal year 1992 to four months in fiscal years 1995, 1997, and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were $497,677,000 in 1999, $827,127,000 in 2000, and $1,152,152,000 in 2001. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

      TOBACCO SETTLEMENT. The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through fiscal year 2012, and a partial allocation has been made through fiscal year 2025. (In light of the Constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them.) As currently allocated, none of the moneys are to be applied to existing operations programs of the State. Under current allocations, the main portion of the moneys will go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas of the State.

      STATE DEBT. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (1) cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount of $750,000 and (2) repel invasion, suppress insurrection or defend the State in war.

From 1921 to present, Ohio voters, by 17 Constitutional amendments, have authorized the incurrence of State debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing, except for three funding veterans' bonuses and one for coal technology research and development. The only such tax-supported debt still authorized to be incurred are highway, local infrastructure, coal development and natural resources general obligation bonds and a recently authorized common school and higher education facilities bonds.

      A 1999 Constitutional amendment provides a new annual debt service "cap" for future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority (the "OBA") and the State Treasurer, and previously by the Ohio Public Facilities Commission (the "OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

      The State and State agencies have issued revenue bonds that are payable from net revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the Constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

      In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State (and previously by the OPFC). OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; juvenile detention facilities for the Department of Youth Services and other governmental entities; Ohio Department of Transportation ("ODOT") buildings; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; Ohio Arts and Sports Facilities Commission and Department of Public Safety facilities; and school district computer technology and security facilities. The Treasurer (replacing OPFC for the purpose) will issue obligations for mental health and parks and recreation purposes, and has issued obligations for certain elementary and secondary school facilities under lease with the Ohio School Facilities Commission.

      In recent years, State agencies also have participated in office and non-highway transportation projects that have some local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation are issued that represent fractionalized interests in or are payable from the State's anticipated payments. OBM estimates the highest future fiscal year payments under those agreements, which are primarily made from GRF appropriations, under those agreements to be $4,603,524.

      In addition, to assist in financing selected highway infrastructure projects, the State has recently used financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. OBM estimates the highest future fiscal year payments under those current arrangements to be $23,937,038. In the event of any insufficiency in those anticipated Federal allocations, the ODOT director is obligated to request a discretionary General Assembly appropriation from other sources.

      Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly, with the lease terms as to the State being two years, subject to renewal if appropriations are made. The number and amount of obligations under such agreements have varied and continue to vary. Generally, the OBM Director's approval of such agreements is required, particularly if there are to be publicly offered obligations representing fractionalized interests in or payable from the State's anticipated payments.

      A Statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of State bonds and loan guarantees secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue of $168.74 million ($149.82 million outstanding) of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $101.98 million of taxable forward purchase refunding bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future fiscal year debt service on the outstanding bonds of those issues, which are payable through 2021, is approximately $16.17 million in 2008.

      Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Until recently, under Constitutional limitations most of that borrowing has been by lease-rental supported obligations.

      The capital appropriations and capital reappropriations acts for the 2001-02 biennium authorized additional borrowings for the various categories, including over $1,234 million in general obligations for education purposes.

      LITIGATION.  The State is a party to various legal proceedings seeking
      -----------
damages or injunctive relief and generally incidental to operations.

      Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the Constitutionality of the State's system of school funding and compliance with the Constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000, the Ohio Supreme Court concluded that the State failed to comply fully with the requirement. The Court concluded that property taxes may no longer be the primary means of school funding. In response to the ongoing litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a Constitutional amendment submitted by the General Assembly authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. The Court, in June 2001, has commenced further review of the State's responses to its ruling, including the recently passed GRF appropriations act for the 2002-03 biennium. It is not possible at this time to state what the Court's reaction will be, or what effect it or any responding State actions may have, on the State's overall financial condition or on specific State operations or functions. The nature of this case is unique, both as to procedure and possible remedies. OBM believes that enjoining or otherwise holding invalid an entire general appropriations act (as proposed by the plaintiffs) would be without precedent in Ohio. Such an action would have a significant impact not only on State government and programs but also on the operations of schools and local governments to which appropriations are made in the act.

      Litigation pending in the Ohio Court of Claims contests the Ohio Department of Job and Family Services ("OJFS"), formerly the Department of Human Services, former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. OJFS promulgated new eligibility rules effective January 1, 1996. OJFS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals rules in favor of OJFS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law. It is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Claims has granted a motion to decertify the Plaintiff's class action. The Plaintiff has appealed this decision.

      STATE EMPLOYEES AND RETIREMENT SYSTEMS. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Fire Pension Fund ("PFPF") covers local safety forces.


      As the most recent year reported by the particular system, the unfunded actuarial accrued liabilities of STRS and SERS as of June 30, 2000 were $4.480 billion and ($181) million, respectively, and the unfunded accrued liabilities of PERS, PFPF and HPRS as of December 31, 2000 were $10 million, $1 billion and $31 million, respectively.

      STATE MUNICIPALITIES. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

      A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

      There are currently seven municipalities in fiscal emergency status and fourin fiscal watch status.

      The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

PENNSYLVANIA SERIES

      GENERAL. Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

      In 2000, the population of Pennsylvania was 12.28 million. According to the U.S. Bureau of the Census, Pennsylvania experienced an increase from the 1990 estimate of 11.90 million. Pennsylvania has a high proportion of persons between 45 and 65 years old and is highly urbanized, with 79% of the 1990 census population residing in the 15 Metropolitan Statistical Areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

      The Commonwealth's workforce is estimated at 5.6 million people. Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4% in 1999. From 1994 through 1999, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United States as a whole. As of November 2000, the seasonally adjusted unemployment rate for the Commonwealth was 4.2%.

      Personal income in the Commonwealth for 1999 was $343.9 billion, an increase of 4.3% over the previous year. During the same period, national personal income increased at a rate of 5.8%.

      PHILADELPHIA. The City of Philadelphia is the largest city in the Commonwealth. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was created by Commonwealth legislation in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 16, 2000.

      PICA had $959.4 million in special tax revenue bonds outstanding as of June 30, 2000. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

      FINANCIAL ACCOUNTING. Pennsylvania utilizes the fund method of accounting, and over 110 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles and, except for one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing and State Lottery Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

      The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by tobacco product manufacturers participating in the MSA. As of November 30, 2000, the Commonwealth received approximately $465 million in payments under the MSA. The Governor proposed legislation establishing a special revenue fund to account for the receipt and disbursement of these funds and the programs to be funded by these amounts. The General Assembly has yet to act on any legislation regarding the creation of a special revenue fund or the programs to be funded by it. Currently, the MSA payments are being deposited in the General Fund in a restricted account.

      The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The fund balance was $1,097 million as of June 30, 2000. For GAAP reporting purposes, the Tax Stabilization Reserve Fund is reported as a fund balance reservation under this General Fund category. Prior to fiscal 1999, the Tax Stabilization Reserve Fund was reported as a designation of the General Fund unreserved balance.

      The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

      Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

      In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

      Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). The Commonwealth also prepares financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

      The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

      Assets in the Commonwealth's governmental fund types rose during fiscal 2000 by 22.3% to $11,297.1 million. Liabilities for the governmental fund types during fiscal 2000 increased by 14.1% to $4,660.6 million. A larger gain in assets than in liabilities during fiscal 2000 for governmental fund types produced a 28.8% increase in equity and other credits at June 30, 2000. Equity and other credits at the end of fiscal 2000 totaled $6,636.5 million, up from $5,151.8 million at the end of fiscal 1999. The five-year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 5.5% during the five-year period. Taxes, the largest revenue source, increased at an average annual rate of 5.0% during the five-year period. License and fee revenues rose at a 9.5% average annual rate, largely because of various motor vehicle fee increases effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3% during the period. Expenditure and other uses during the fiscal 1996 through fiscal 2000 period rose at a 4.5% average annual rate, led by a 17.3% average annual increase for economic development and assistance costs. These costs have increased rapidly during the past two fiscal years due to efforts to expand the use of business financing tools that can attract private investment and jobs. Public health and welfare programs, the largest single category of expenditures, have experienced a 4.8% average annual increase for expenditures, slightly above the average for total expenditures. Capital outlay has increased by an annual average rate of 16.4% percent during the five-year period. Increased amounts committed to community and economic development projects through the capital budget are largely responsible for the growth rate.

      REVENUES AND EXPENDITURES. Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund; the major tax sources for the General Fund of the Commonwealth are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax, which in the aggregate producing over 85% of General Fund tax revenues. The major tax sources for the General Fund are the 6% sales tax (35.6% of General Fund revenues in fiscal 2000), the 2.8% personal income tax (35.9% of General Fund revenues in fiscal 2000) and the 9.99% corporate net income tax (9.5% of General Fund revenues in fiscal 2000). Tax and fee revenues relating to motor fuels and vehicles are required by the Constitution to be used only for highway purposes. Most Federal and revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Revenues from lottery ticket sales and lottery licenses and fees are deposited in the State Lottery Fund and are reserved by statute for programs benefiting the elderly in Pennsylvania.

      Pennsylvania's major expenditures include funding for education (over $8.38 billion budgeted for fiscal 2001, an increase of 4.8% over fiscal 2000) and public health and human services ($16.2 billion for budgeted fiscal 2001, an increase of 2.8% over fiscal 2000).

GENERAL FUND: FINANCIAL CONDITION/RESULTS OF OPERATIONS.

      FIVE YEAR OVERVIEW (GAAP BASIS). During the five-year period from fiscal 1996 through fiscal 2000, revenues and other sources increased by an average 5.9% annually. Tax revenues during this same period increased by an annual average of 5.1%. The largest growth rate during the five year period was for other revenues. Those revenues increased at an average annual rate of 24.7%. Increases in charges for sales and services and in investment income constitute the largest portion of other revenues and are the principal reason for this rate of growth. Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at an average annual rate of 4.6%. Program costs for economic development and assistance increased an average 19.9% annually, the largest growth rate of all programs. Protection of persons and property programs increased by an average annual rate of 5.8%. This rate of increase is lower than in prior fiscal years as the costs to staff and operate expanded prison facilities are growing more slowly than before. Public health and welfare program costs increased at a 4.8% average annual rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs. Beginning with fiscal 1999, the Tax Stabilization Reserve Fund and certain other amounts previously reported as unreserved-designated in the fund balance were reclassified to the reserved for advances and other category to more accurately reflect their status.

      The fund balance at June 30, 2000 totaled $4,263.6 million, an increase of $1,400.2 million over the $2,863.4 million balance at June 30, 1999. The fiscal 2000 year-end unreserved-undesignated balance of $1,700.1 million is the largest such balance recorded since audited GAAP reporting was instituted in 1984 for the Commonwealth.

      FISCAL 1998 FINANCIAL RESULTS (GAAP BASIS). For fiscal 1998, assets increased $705.1 million and liabilities rose by $111.1 million. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million. Fiscal 1998 total revenues and other sources rose 4.3% led by an 11.1% increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2%. Expenditures and other uses during fiscal 1998 rose by 4.5% over the prior fiscal year. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3%), transportation (19.3%) and general government (14.3%). A temporary decline in general government expenditures for fiscal 1997 due to lower expenditures for the Commonwealth's self-insured worker's compensation program causes the percentage increase for general government expenditures for fiscal 1998 to be exaggerated.

      FISCAL 1998 FINANCIAL RESULTS (BUDGETARY BASIS). Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150.0 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, as of the end of the 1998 fiscal year the balance in the Tax Stabilization Reserve Fund exceeded $668.0 million and represented 3.7% of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, or $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Sales and use tax receipts were $6.2 million over estimate representing a 1.9% increase. Aggregate receipts from corporate taxes also exceeded the estimate for the fiscal year. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5% due to a change in which tax refund liabilities are recognized on a Budgetary basis. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million, an increase of 4.5% over fiscal 1997 appropriation expenditures.

      FISCAL 1999 FINANCIAL RESULTS (GAAP BASIS). For fiscal 1999, assets increased $1,024 million, 20.6% over the prior fiscal year. An increase of $1,118 million of temporary investments represented the largest asset increase for the period. Liabilities rose $119.5 million representing a 4% increase over the prior period. The increase of assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4 million.

      The increase in fund balance resulted from a $2,057.4 million increase in revenues and other sources offset by $1,766.8 million of higher expenditures, other uses and equity transfers. Tax revenues increased 4.2% for the fiscal year while other revenues, largely investment income and charges for sales and services, increased by 24.4%. Public health and welfare program expenses accounted for the largest expenditure increase for the fiscal year, $943.3 million representing a 5.9% increase. The largest percentage increases in expenditures for the fiscal year were in capital outlay (19.8%), economic development and assistance programs (12.1%), and protection of persons and property programs (10.3%).

      FISCAL 1999 FINANCIAL RESULTS (BUDGETARY BASIS). The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The remaining $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarterly Commonwealth contribution to the Public School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

      Revenues from taxes for the fiscal year rose 3.9% after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year. The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3% above the estimate and 7.4% above the prior fiscal year's receipts. Personal income tax receipts, especially those from estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7% above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2% above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1%) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4%) above estimate.

      Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations).

      FISCAL 2000 FINANCIAL RESULTS (GAAP BASIS). During the 2000 fiscal year, assets increased $1,731.4 million, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

      Revenues from taxes and other sources during fiscal 2000 increased 5.9% over the fiscal 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. The largest expenditure category, public health and welfare, increased by $1,053.7 million representing a 7.2% increase.

      FISCAL 2000 FINANCIAL RESULTS (BUDGETARY BASIS). At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. From that amount $107.7 million was deducted, representing the required transfer of 15% of the surplus to the Tax Stabilization Reserve Fund. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

      Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances provided the higher interest earnings. Tax cuts enacted for the fiscal year included (1) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (2) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (3) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (4) restructure the public utility realty tax ($54.6 million); and (5) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

      Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7% ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

      FISCAL 2001 BUDGET (BUDGETARY BASIS). The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from Commonwealth revenues (net of estimated tax refunds and enacted tax changes and a property tax rebate) of $19.314.8 million. A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The level of spending authorized in the enacted budget is 2.5% over the spending authorized for fiscal 2000 of $19,426.3 million. Enacted tax changes effective for the fiscal 2001 budget are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million.

      The estimate in the enacted budget of Commonwealth revenues is based on an economic forecast for real gross domestic product to grow at a 3.7% rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The more modest economic growth into is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment as interest rates rise and profit gains are weak. Slowing economic growth is not expected to cause an appreciative increase in the unemployment rate during the fiscal year, but inflation is expected to remain quite moderate during the period. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

      Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 3.2% over fiscal 2000 receipts. Tax revenues are expected to rise by 3.4%. Appropriations from Commonwealth funds increased by 2.5% over fiscal 2000 appropriations, including a 73% ($76.5 million) reduction in public utility realty tax receipt. Major program areas receiving funding increases above the 2.5% average include basic education, higher education, and medical assistance. Enacted tax cuts for fiscal 2000 total an estimated $444.6 million in the General Fund. The major components of the tax reductions and their estimated fiscal 2001 General Fund costs are: (1) initiate a phase out of the capital stock and franchise taxes by two mills to 8.99 mills ($270.5 million); (2) reduce the inheritance tax rate for certain decedents ($78.0 million); (3) eliminate the current $200 minimum annual capital stock and franchise tax payment ($29.5 million); and (4) expand the income limit to qualify for personal income tax forgiveness by $1,000 to $7,500 per dependent ($16.2 million). Most major changes were effective January 1, 2000.

      Through December 31, 2000, actual General Fund Commonwealth revenues have exceeded estimated revenues by $3.9 million or by less than 0.1%.

      MOTOR LICENSE FUND. The Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

      The fund balance (GAAP Basis) at June 30, 2000 was $684.7 million, a $26.9 million decrease from the June 30, 1999 fund balance. Fiscal 2000 was the first year with a lower fiscal year-end fund balance after four consecutive years of fund balance increases. Revenues and other sources increased during fiscal 2000 by 0.4% due to only a slight increase in taxes, increased license and fee revenues and a decline in intergovernmental revenues. Over the five fiscal years of fiscal 1996 through fiscal 2000, revenues and other sources have averaged an annual 6.8% increase. A substantial portion of that growth occurred in fiscal 1998 due to tax and fee increases enacted in April 1997. Expenditures and other uses during the period from fiscal 1996 through fiscal 2000 have averaged a 6.5% increase. The long lead time required to program additional transportation spending has restrained the growth rate of expenditures compared to revenues. These trends produced a rising fund balance. Current budget projections show higher expenditures and slow revenue growth in future fiscal years. Consequently, the fund balance is expected to decline in future years.

      COMMONWEALTH DEBT; RATINGS. The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster, (2) electorate approved debt, (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $5,014.9 million at June 30, 2000, a net increase of $93.4 million from June 30, 1999. Over the 10-year period ended June 30, 2000, total outstanding general obligation debt increased at an annual rate of 0.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 0.1%. All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa2" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The fiscal 2001 budget does not anticipate issuing tax anticipation notes.

      Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2000: Delaware River Joint Toll Bridge Commission ($50.0 million), Delaware River Port Authority ($1,298.0 million), Pennsylvania Economic Development Financing Authority ($1,249.7 million), Pennsylvania Energy Development Authority ($40.6 million), Pennsylvania Higher Education Assistance Agency ($1,880.3 million), Pennsylvania Higher Educational Facilities Authority ($3,532.9 million), Pennsylvania Industrial Development Authority ($351.2 million), Pennsylvania Infrastructure Investment Authority ($199.1 million), Pennsylvania Turnpike Commission ($1,535.5 million), Philadelphia Regional Port Authority ($56.2 million), and the State Public School Building Authority ($433.8 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,904.8 million of revenue bonds as of June 30, 2000), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($0.8 million of the loan principal was outstanding as of June 30, 2000).

      LITIGATION.  Following are brief descriptions of applicable law of
      ----------
certain cases affecting the Commonwealth.

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2000 is $20.0 million.

      DOM GIORDANO V. TOM RIDGE, GOVERNOR, ET. AL. IN FEBRUARY 1999, DOM GIORDANO, A TAXPAYER OF THE COMMONWEALTH OF PENNSYLVANIA, FILED A PETITION FOR REVIEW REQUESTING THAT THE COMMONWEALTH COURT OF PENNSYLVANIA DECLARE THAT CHAPTER 5 (RELATING TO SPORTS FACILITIES FINANCING) OF THE CAPITAL FACILITIES DEBT ENABLING ACT (ENACTED BY ACT 1999-1) VIOLATES THE PENNSYLVANIA CONSTITUTION. THE COMMONWEALTH COURT DISMISSED THE PETITIONER'S ACTION WITH PREJUDICE AND THE SUPREME COURT OF PENNSYLVANIA AFFIRMED THE COMMONWEALTH COURT'S DECISION. THE PETITIONER HAS FILED A WRIT OF CERTIORARI WITH THE U.S. SUPREME COURT. ON OCTOBER 10, 2000, THE U.S. SUPREME COURT DENIED THE PETITION, THEREBY REFUSING TO HEAR THE CASE.

      POWELL V. RIDGE. IN MARCH 1998, SEVERAL RESIDENTS OF THE CITY OF PHILADELPHIA ON BEHALF OF THEMSELVES AND THEIR SCHOOL-AGED CHILDREN, ALONG WITH THE SCHOOL DISTRICT OF PHILADELPHIA, THE PHILADELPHIA SUPERINTENDENT OF SCHOOLS, THE CHAIRMAN OF THE PHILADELPHIA BOARD OF EDUCATION, THE CITY OF PHILADELPHIA, THE MAYOR OF PHILADELPHIA, AND SEVERAL MEMBERSHIP ORGANIZATIONS INTERESTED IN THE PHILADELPHIA PUBLIC SCHOOLS, BROUGHT SUIT IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AGAINST THE GOVERNOR, THE SECRETARY OF EDUCATION, THE CHAIRMAN OF THE STATE BOARD OF EDUCATION, AND THE TREASURER. THE PLAINTIFFS CLAIM THAT THE COMMONWEALTH'S SYSTEM FOR FUNDING PUBLIC SCHOOLS HAS THE EFFECT OF DISCRIMINATING ON THE BASIS OF RACE AND VIOLATES TITLE VI OF THE CIVIL RIGHTS ACT OF 1964.

      The plaintiffs have asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

      The District Court allowed two petitioners to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

      The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss. 1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began the process of discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001.

      COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA. IN DECEMBER 1987, THE SUPREME COURT OF PENNSYLVANIA HELD IN COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA THAT THE STATUTORY SCHEME FOR COUNTY FUNDING OF THE JUDICIAL SYSTEM IS IN CONFLICT WITH THE PENNSYLVANIA CONSTITUTION. HOWEVER, THE SUPREME COURT OF PENNSYLVANIA STAYED ITS JUDGMENT TO AFFORD THE GENERAL ASSEMBLY AN OPPORTUNITY TO ENACT APPROPRIATE FUNDING LEGISLATION CONSISTENT WITH ITS OPINION AND ORDERED THAT THE PRIOR SYSTEM OF COUNTY FUNDING SHALL REMAIN IN PLACE UNTIL THIS IS DONE.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special MASTER TO DEVISE AND SUBMIT A PLAN FOR IMPLEMENTATION. THE INTERIM REPORT OF THE MASTER recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.

      The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

      PPG INDUSTRIES, INC. V. COMMONWEALTH OF PENNSYLVANIA. PPG INDUSTRIES CHALLENGED THE DEPARTMENT OF REVENUE'S APPLICATION OF THE MANUFACTURING EXEMPTION FROM THE CAPITAL STOCK/FRANCHISE TAX TO PPG'S HEADQUARTERS IN PITTSBURGH, WHICH ALLOWED THE EXEMPTION ONLY FOR THAT PORTION OF PPG'S HEADQUARTERS PROPERTY AND PAYROLL ATTRIBUTABLE TO MANUFACTURING IN THE COMMONWEALTH. THE COMMONWEALTH SUCCESSFULLY DEFENDED PPG'S CHALLENGE IN THE COMMONWEALTH COURT.

      On PPG's appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a "compensatory tax" justifying the discrimination, or, failing that, to recommend to the Supreme Court a remedy for the discrimination.

      Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999 to prospectively invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner. The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which essentially provide that the manufacturing exemption will apply to both in-State and out-of-State property and payroll, with no exemption for sales attributable to manufacturing. Although these amendments cure the constitutional problem with the tax after January 1, 1999, they do not impact on the tax during the years in litigation for PPG which the Supreme Court is considering Commonwealth Court's recommendation and the position of the parties.

      UNISYS CORPORATION V. COMMONWEALTH.  TAXPAYER CHALLENGES THE STATUTORY
      -----------------------------------------------------------------------
THREE-FACTOR APPORTIONMENT FORMULA USED FOR THE APPORTIONMENT OF CAPITAL
-------------------------------------------------------------------------
STOCK VALUE IN THE FRANCHISE TAX ON CONSTITUTIONAL AND STATUTORY (FAIRNESS)
----------------------------------------------------------------------------
GROUNDS.
--------

      The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the Taxpayer's fairness argument. The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the Taxpayer cross-appealed. Briefs were filed by both parties during 1999. The Pennsylvania Supreme Court held oral argument in December 2000.

TEXAS SERIES

      GENERAL. The State was identified in the last century with agriculture and ranching, and through much of this century it has been identified with the oil and gas industry. But the rapid growth of service-producing industries and high technology manufacturing over the last two decades has left a diversified Texas economy. To illustrate the change, the Texas oil and gas industry (drilling, production, refining, chemicals and energy-related manufacturing) accounted for nearly 26% of the State's total output of goods and services in 1981. Today, it accounts for only 8.5% of the State's economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. Today, high technology industries, which account for 8.9% of the Texas gross State product, comprise a larger segment of the Texas economy than oil and gas-related mining and manufacturing. The fortunes of high technology and oil and gas have reversed temporarily in 2001, but the long-term outlook is more positive for the high technology industries.

      Over the past ten years, Texas added more jobs than any other state (2.48 million), accounting for more than 10% of the nation's total job growth. Over the 12 months ended May 2001, the State gained over 211,000 jobs, ranking Texas fifth among all states in the rate of job growth.

      Until 2001, the State's unemployment rate fell every year since 1992, when it averaged 7.7%. In February 2001, the moving average unemployment rate dipped to its lowest point since 1974, at 3.8%. Since February 2001, the unemployment rate has risen to 4.3%.

      The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services. Combined, Texas' goods industries--manufacturing, construction, and mining--added a net of 173,000 jobs over the five years ending in May 2001, with 22,500 of these being added over the last year. With firmer oil prices, mining gained 14,500 jobs since August 1999, after losing 27,000 over the previous year and a half. Construction employment remains on an upward path, although it slowed to a still robust 3.8% annual growth rate. Manufacturing has been affected by weak domestic and international markets, to lose 7,800 jobs over the past year (-0.7%). Still, Texas' manufacturing remains relatively better off than manufacturing nationwide, which has lost 3.3% of its employment over the past twelve months.

      While Texas ranked seventh among the states in manufacturing employment as recently as 1987, the State now ranks second, with nearly 1.1 million Texans employed in manufacturing. With leadership provided by the high-technology sector and a growth of exports, manufacturing job growth is expected to remain a significant part of Texas' long-term economic future. The growth in the State's technology sector, combined with worker productivity enhancements, have allowed Texas' inflation-adjusted gross State product from manufacturing to grow over 5% annually over the last five years. The Comptroller of Public Accounts predicts that the overall Texas economy will grow by 4.1% annually over the long-term (2001-26), outpacing forecasts of national economic growth by an annual average of 1.0 percentage point.

      STATE FINANCES. Texas ended the 2000 fiscal year with a positive General Revenue Fund cash balance of $3.8 billion. Net revenues and other sources totaled $75 billion, while total net expenditures and other uses totaled $75.5 billion. Total tax collections received by the General Revenue Fund increased 7.1% over fiscal 1999. In fiscal year 2000, the General Revenue Fund accounted for most of the State's total net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring Federal matching revenues, Federal receipts were the State's number one source of income in fiscal 2000. Sales tax, accounting for over 55% of total tax revenue, was second. Licenses, fees, fines and penalties are the third largest revenue source to the State, with motor vehicle sales/rental taxes and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenue is derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation.

      The State Comptroller estimated a $4.4 billion surplus for the 1998-99 budget period, including $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. An additional $600 million in proceeds is anticipated during the 2000-01 fiscal period, reflecting cigarette volume adjustments specified in the settlement. Additional adverse impact could result from financial setbacks of the settling tobacco companies due to litigation. Legislation enacted subsequent to the settlement capitalized $1.5 billion in permanent State endowment funds to benefit medical research, health education, public health, nursing and treatment programs at Texas universities. Driven by a healthy State economy, 2000-01 projected available revenues allowed the State Legislature to adopt a balanced budget without increasing current tax rates and still provide $506 million in State sales and franchise tax reductions. The 2000-01 all funds budget totaled $98.2 billion. The all funds budget represented an 11% increase over the 1998-99 biennium. Over 45% of the increase in all funds appropriations were specifically earmarked for allocations to local school districts to fund public education and provide local property tax relief. The 2000-01 General Revenue and General Revenue-Dedicated Funds budget totaled $61.5 billion for the 2000-01 biennium, an increase of 13.4% over the previous biennium.

      Subsequently, the Legislature passed an emergency appropriations bill for fiscal year 2001. The supplemental appropriations were earmarked for Medicaid, prison capacity, and prison personnel career ladder adjustments. Including estimated Federal funds for the increased Medicaid funding, the all-funds emergency appropriations for fiscal 2001 totaled $1.2 billion.

      The 77th Legislature convened on January 9, 2001 with an estimated $2.9 billion surplus from the 2000-01 biennium. The major budget issues facing the Legislature included increasing costs and rising caseloads associated with the Medicaid program, creating and funding a Statewide health insurance program for teachers and other public school employees, and providing for a State employee pay raise. The 2002-03 appropriations from all-funds totaled $113.8 billion, an increase of $11.8 billion or 11.6% over the previous biennium Appropriations in General Revenue and General Revenue-Dedicated Funds of $66.2 billion was an increase of 8.8% over the previous biennium. Federal Funds increased by $5.2 billion, or 17.8% over the previous biennium, primarily to help cover the rising cost of Medicaid. The Comptroller certified that the budget was within the available revenues, and the Governor signed the bill on June 17, 2001.

      STATE INDEBTEDNESS. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (1) debt created to supply casual deficiencies in revenues which do not total more than $200,000 at any time and (2) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the Constitution prohibits the Legislature from lending the credit of the State to or any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Constitution. Short term obligations such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium budget period in which they were issued, are not deemed to be debt within the meaning of the State Constitutional prohibition.

      At various times, State voters, by Constitutional amendment, have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases the Constitutional amendments are self-operating and the debt may be issued without specific legislative action.

      The Texas Constitution prohibits the Legislature from authorizing additional State debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. Although not specifically a debt issue, on November 4, 1997 voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund and established the Fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

      LIMITATIONS ON TAXING POWERS. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

      PETROLEUM PRODUCTION AND MINING. The Texas economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into economic booms that countered trends in the national economy. By 1981, the oil and gas industry comprised nearly 26% of Texas' gross State product. In 1986, a crash in oil prices caused economic turmoil but spawned rapid diversification in the State economy, and the shrunken importance of oil and gas has made the State's economy more similar to the nation's economy. Still, at 8.5% of the State's gross State product in 2001, oil and gas remains about four times as important in the State's economic mix as nationally.

      FINANCIAL INSTITUTIONS. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have mostly been positive. After two decades of shifting fortunes, the Texas banking industry is enjoying relative stability and healthy returns on assets. Over the past few years, Texas banks reduced or curtailed unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and have taken advantage of healthy growth in the State economy to enjoy more than a decade of profitability. Recent tightening, as a result of slower growth in the State economy, is now evident. The percent of Texas commercial banks with earning gains has fallen to 50.9% in 2001, compared to 75.1% a year earlier and 52.9% nationwide. The average return on equity remained at a healthy 13.33% during the first quarter of 2001, and the return on assets was 1.26%. Net interest margins of 4.52% on March 31, 2001 were relatively large, compared to a national average of 3.83%. Total deposits have been falling in Texas, partly because consolidations shift the count of deposits from one State to another and partly because consumers have taken advantage of new options for their savings and investments. Texas' total deposits stood at $114.2 billion on March 31, 2001, compared to $145.6 billion a year earlier.

      The Federal Deposit Insurance Corporation reported that 4.15% of Texas' commercial banks were unprofitable on March 31, 2001, comparing favorably to a nationwide percentage of 6.9%, as the State's bank and thrifts experience a lower cost of conducting business than in other states. Of those with assets over $100 million, only 1.6% of the State's commercial banks were unprofitable, compared to 2.2% nationwide. Bank failures, which peaked at 134 in 1989, are rare today.

      A consolidation of banks and other financial institutions is ongoing, with the process hastened by the expense of forgoing into electronic banking. As a result of a trend toward larger banks with multiple branches, Texas had 698 operating commercial banks on March 31, 2001, down from a peak of nearly 2,000 in 1986. Since 1986, the number of bank branch locations has risen from 421 to over 3,200. It is expected that the number of banking organizations in the State will continue to shrink, although the number of branch locations will continue to rise. Statewide employment in depository institutions increased to 134,200, up 2.1% over the past year, and up by 20,000 jobs over the past five years.

      The trend toward consolidations has been even more prevalent in the savings and loan industry. After the real estate debacle of the 1980s, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 through 1991 and the majority of them closed their doors. Texas had only 48 savings and loan institutions in operation on March 31, 2001, only 3% of the nation's total. Generally larger than the national average, Texas savings institutions accounted for 4.6% of the net income earned by savings institutions nationwide.

      Similar to banks, profits at savings institutions have been healthy since 1991. As with commercial banks, however, savings institutions have experience some scaling back over the past year. Loans have declined by 25.5% over the past year, and total assets dropped from $61.1 billion on March 31, 2000 to $50.1 billion on March 31, 2001. Although falling over the past year, total loans by savings institutions had been steadily increasing. Using year-end amounts, total loans had risen from $35.9 billion in 1998 to $41.3 billion in 1999 to $45.7 billion in 2000. Total deposits in Texas' savings institutions fell to $29.7 billion on March 31, 2001, having dropped about 15% over the past year, but the percentage of institutions with earnings gains actually rose from 49.1% to 52.1%. As with commercial banks, Texas savings institutions' return on assets and equity exceeded the national averages during the first quarter of 2001.

      Texas finance, insurance, and real estate ("FIRE") employment spent most of the 1980s on a cyclical roller coaster, but the 1990s were much steadier. Since a low point in 1992, the industry had added 114,000 net jobs. In the last three years along, FIRE added 45,000 of these jobs, to reach 533,400 employees Statewide in May 2001.

      PROPERTY VALUES. The total value of real and personal taxable property in Texas posted its highest annual gain since 1985, with a very strong 9.0% growth reaching $864.3 billion as of January 1, 2000, according to records maintained by the Comptroller's Property Tax Division. This is the eighth consecutive year total value rose following year-to-year value declines stretching back into the mid-1980s. The growth of Texas' property tax base would have been even stronger since 1995, but on a comparable basis an additional $10,000 homestead exemption authorized Statewide reduced the tax base by $35.9 billion relative to these earlier years.

      Property value increases were broad-based with all but one category of real property posting some increases from 1999 to 2000. Both single family and multi-family residential property sectors displayed double-digit growth rates into 2000. The market value of single family residential property reached $444.7 billion, up 12.7% from 1999 levels. The market value of multi-family residential property grew 11.1% in 2000 over 1999 levels to reach $46.2 billion.

      The value of commercial and industrial real estate rose strongly from 1999 to 2000, reaching $214.5 billion to post an 10.9% growth rate. Commercial and industrial personal property grew by 3.8% to reach $128.8 billion. The only property category declining in value from 1999 was utility property, falling 15.0% to $40.6 billion.

      LITIGATION. The State is a party to various legal proceedings relating to its operations and governmental functions. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, except for those discussed below, if finally decided adversely to the State, would have a materially adverse effect on the long term financial condition of the State.

      FREW V. GILBERT. The United States District Court, Eastern District of Texas, Paris Division, found violations of certain provisions of a consent decree and found the decree enforceable. The defendants have appealed the decision to the United States Court of Appeals for the 5th Circuit and enforcement has been stayed pending the appeal.

      WEST ORANGE-COVE CONSOLIDATED ISD, ET AL. V. JIM NELSON, TEXAS COMMISSIONER OF EDUCATION, TEXAS EDUCATION AGENCY, ET AL. This is a school finance litigation case, and at issue is whether the $1.50 cap on the school districts' maintenance and operations taxes creates an unconstitutional state property tax. The District Court dismissed the case on July 11, 2001, and it is unknown at this time if the plaintiffs will appeal the decision.

      The State Comptroller of Public Accounts is a party to various proceedings relating to the application of the State tax law. Taken individually, none of the cases if finally decided adversely to the State would have a materially adverse effect on the long term financial condition of the State; however, if numerous adverse decisions were to be applied broadly to all similarly situated taxpayers then there could possibly be an adverse affect on the financial condition of the State. Recently the Texas SUPREME COURT DENIED THE COMPTROLLER'S PETITION FOR REVIEW IN DOW CHEMICAL CO. V. RYLANDER, ET AL., an insurance tax case affecting independently procured insurance tax. Further appeals are being considered. If a final decision is adverse to the State and if the decision is applied broadly to similarly situated taxpayers, the Comptroller considers the decision monetarily significant but does not expect the case to impact the long term financial condition of the State.

VIRGINIA SERIES

      GENERAL. Per capita income in Virginia has been consistently above national levels. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, State and local government and manufacturing. Because of Northern Virginia, a part of the Washington, D.C. metropolitan statistical area, and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii.

      According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate reflected in the relatively small number of strikes or work stoppages it experiences. Virginia is also one of the least unionized among the industrialized states.

      Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 168 incorporated towns. Virginia is unique in that cities and counties are independent, and their land areas do not overlap. The largest expenditure by local governments in Virginia is for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities.

      STATE BUDGET. The State government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated REVENUES. AN AMENDMENT TO THE STATE CONSTITUTION, EFFECTIVE JANUARY 1, 1993, established a Revenue Stabilization Fund, which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. Virginia law directs that the Revenue Stabilization Fund be included as a component of the General Fund only for financial reporting purposes. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years. As of June 30, 2000, $574.6 million was on deposit in the Revenue Stabilization Fund. Of the General Fund balance on June 30, 2000, $103.3 million was reserved but not deposited into the Revenue Stabilization Fund. In addition, $1.110 billion was designated for appropriation or reappropriation in fiscal year 2001, including the fiscal year 2002 contribution of $171 million to the Revenue Stabilization Fund. Thus, in total $849 million was reserved or designated within the June 30, 2000 General Fund balance for the Revenue Stabilization Fund.

      General Fund revenues are principally composed of direct transfers. In fiscal year 2000, 95.8% of total tax revenues were derived from five major taxes imposed by Virginia on individual and fiduciary income, State sales and use, corporate income, public service corporations and premiums of insurance companies.

      The General Fund balance grew by $255.7 million in fiscal year 2000, an increase of 16% over fiscal year 1999, as a result of greater than expected revenues. Tax revenues grew at a rate of 10.8% from fiscal 1999 to fiscal year 2000. Individual income tax revenue grew by 12.2%. Certain other tax revenues experienced growth while others declined. Growth occurred in the form of a 34.6% increase in corporation income tax revenue, a 6.6% increase in sales and use tax revenue, and a 2.5% increase in revenue from taxes on premiums of insurance companies. Declines in General Fund revenues occurred in public service corporations taxes and other taxes by 6.9% and 2.7%, respectively. Overall revenue grew by 11.2% mainly in individual income tax revenues, and non-tax revenues grew by 23.7%. Overall expenditures grew at a rate of 9.8% in fiscal year 2000, compared to 14.3% in fiscal year 1999. Individual and family service expenditures grew by $252,106, or 12%. Education expenditures grew by $207.8 million, or 5.6%. In addition, general government expenditures increased by $218 million or 36.8%.

      General Fund revenues and other sources exceeded expenditures and other sources by $255.7 million in fiscal year 2000. The General Fund unreserved fund balance on a budgetary basis increased by $126.8 million, or 12.9%, from fiscal year 1999 to fiscal year 2000, while reserved General Fund balances increased by 20.91% over fiscal year 1999. Total revenues and total expenditures increased 11.23% and 9.78%, respectively. Transfers to the General Fund increased by 11.18% while transfers out increased by 13.44%.

      STATE INDEBTEDNESS. In September 1991, the Debt Capacity Advisory Committee (the "Committee") was created by the Governor through an executive order. The Committee is charged with annually estimating the amount of tax-supported debt, which may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The Committee annually reviews the amount and conditions of bonds, notes and other security obligations of Virginia's agencies, institutions, boards and authorities which are either secured by a moral obligation pledge to replenish reserve fund deficiencies or for which Virginia has a contingent or limited liability. The Committee also provides the recommendations on the prudent use of such obligations to the Governor and the General Assembly.

      Section 9(a) of Article X of Virginia's Constitution provides that the General Assembly may incur general obligation debt (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

      Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a Statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

      Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to
1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

      Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, The Innovative Technology Authority and the Virginia Biotechnology Research Park Authority have been supported in large part by General Fund appropriations. Together, payments to these authorities for debt service totaled approximately $156.9 million for fiscal year 2000.

      The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of State highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the Transportation Board at June 30, 2000 was $711 million.

      Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. The principal balance of all capital leases outstanding was $242.4 million as of June 30, 2000. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

      Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of Virginia. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. To date, these authorities have not reported to Virginia that any such reserve deficiencies exist.

      TOBACCO SETTLEMENT. Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the "Settlement"). Virginia's share of the total amount to be paid to states through 2025 would be approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Virginia received its share of the first two initial payments in December 1999 and its share of the first annual payment in April 2000. Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking.

      During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by Virginia from the Settlement shall be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The TICR Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (2) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). The VTS Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in FY 2000. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

      LITIGATION. Virginia, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.

                                   APPENDIX B

                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

LONG-TERM

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

AAA

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA

HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB

SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'




                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                            PART C. OTHER INFORMATION
                           -------------------------
Item 23.   Exhibits

-------    --------

     (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.


     (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.


     (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective No. 29 to the Registration Statement on Form N-1A, filed on July 16, 1998.


  (e)(1)  Distribution  Agreement  is  incorporated  by  reference to Exhibit
          (e)(1)  of  Post-Effective   Amendment  No.  33  to  the  Registration
          Statement on Form N-1A, filed on August 25, 2000.


   (e)(2) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

   (e)(3) Forms of Distribution  Plan Agreements are incorporated by reference
          to  Exhibit  (6)(c)  of   Post-Effective   Amendment  No.  21  to  the
          Registration Statement on Form N-1A, filed on August 11, 1995.


   (g)(1) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997. Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

   (g)(2) Form of Amendment to Custody Agreement.

   (g)(3) Form of Foreign Custody Manager Agreement.


     (h) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

     (j)  Consent of Independent Auditors.

     (m) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

     (o)  Registrant's  Rule 18f-3 Plan is  incorporated by reference to Exhibit
          (18) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on July 18, 1996.


     (p) Code of Ethics adopted by the Registrant is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.




           Other Exhibits

           --------------


                (a) Powers of Attorney of the Trustees and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

                (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.


Item 24.   Persons Controlled by or under Common Control with Registrant.
-------    --------------------------------------------------------------

           Not Applicable

Item 25.   Indemnification

-------    ---------------


           Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
           (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


           Reference is also made to the Distribution Agreement which is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.


Item 26.   Business and Other Connections of Investment Adviser.
-------    ----------------------------------------------------

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administrated by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates



MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Stephen R. Byers                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Chief Investment
Officer, Director of Investments   Gruntal & Co., LLC                    Partner                       5/97 - 11/99
and Senior Vice President          650 Madison Avenue                    Director                      5/97 - 11/99
                                   New York, NY 10022                    Member of Executive           5/97 - 11/99
                                                                         Committee
                                                                         Executive Vice President      6/99 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
                                                                         Treasurer                     5/97 - 6/99

Stephen E. Canter                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
President, Chief Executive         Dreyfus Investment                    Chairman of the Board         1/97 - Present
Officer and Chief Operating        Advisors, Inc.++                      Director                      5/95 - Present
Officer                                                                  President                     5/95 - Present

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland





Michael G. Millard                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Director
                                   Dreyfus Service Corporation++         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - Present
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division
                                                                         Senior Vice President -       5/97 - 5/98
                                                                         Dreyfus Investment Division
                                                                         Account Executive             4/96 - 5/97




J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Executive Vice President,
and Secretary                      The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99


DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Senior Vice President - Product                                          Marketing and Advertising
Development                                                              Division

PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications


WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.





Item 27.   Principal Underwriters

--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)      Dreyfus A Bonds Plus, Inc.
2)      Dreyfus Appreciation Fund, Inc.
3)      Dreyfus Balanced Fund, Inc.
4)      Dreyfus BASIC GNMA Fund
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC Municipal Fund, Inc.
7)      Dreyfus BASIC U.S. Government Money Market Fund
8)      Dreyfus California Intermediate Municipal Bond Fund
9)      Dreyfus California Tax Exempt Bond Fund, Inc.
10)     Dreyfus California Tax Exempt Money Market Fund
11)     Dreyfus Cash Management
12)     Dreyfus Cash Management Plus, Inc.
13)     Dreyfus Connecticut Intermediate Municipal Bond Fund
14)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)     Dreyfus Florida Intermediate Municipal Bond Fund
16)     Dreyfus Florida Municipal Money Market Fund
17)     Dreyfus Founders Funds, Inc.
18)     The Dreyfus Fund Incorporated
19)     Dreyfus Global Bond Fund, Inc.
20)     Dreyfus Global Growth Fund
21)     Dreyfus GNMA Fund, Inc.
22)     Dreyfus Government Cash Management Funds
23)     Dreyfus Growth and Income Fund, Inc.
24)     Dreyfus Growth and Value Funds, Inc.
25)     Dreyfus Growth Opportunity Fund, Inc.
26)     Dreyfus Premier Fixed Income Funds
27)     Dreyfus Index Funds, Inc.
28)     Dreyfus Institutional Money Market Fund
29)     Dreyfus Institutional Preferred Money Market Funds
30)     Dreyfus Institutional Short Term Treasury Fund
31)     Dreyfus Insured Municipal Bond Fund, Inc.
32)     Dreyfus Intermediate Municipal Bond Fund, Inc.
33)     Dreyfus International Funds, Inc.
34)     Dreyfus Investment Grade Bond Funds, Inc.
35)     Dreyfus Investment Portfolios
36)     The Dreyfus/Laurel Funds, Inc.
37)     The Dreyfus/Laurel Funds Trust
38)     The Dreyfus/Laurel Tax-Free Municipal Funds
39)     Dreyfus LifeTime Portfolios, Inc.
40)     Dreyfus Liquid Assets, Inc.
41)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)     Dreyfus Massachusetts Municipal Money Market Fund
43)     Dreyfus Massachusetts Tax Exempt Bond Fund
44)     Dreyfus MidCap Index Fund
45)     Dreyfus Money Market Instruments, Inc.
46)     Dreyfus Municipal Bond Fund, Inc.
47)     Dreyfus Municipal Cash Management Plus
48)     Dreyfus Municipal Money Market Fund, Inc.
49)     Dreyfus New Jersey Intermediate Municipal Bond Fund
50)     Dreyfus New Jersey Municipal Bond Fund, Inc.
51)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)     Dreyfus New Leaders Fund, Inc.
53)     Dreyfus New York Municipal Cash Management
54)     Dreyfus New York Tax Exempt Bond Fund, Inc.
55)     Dreyfus New York Tax Exempt Intermediate Bond Fund
56)     Dreyfus New York Tax Exempt Money Market Fund
57)     Dreyfus U.S. Treasury Intermediate Term Fund
58)     Dreyfus U.S. Treasury Long Term Fund
59)     Dreyfus 100% U.S. Treasury Money Market Fund
60)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)     Dreyfus Pennsylvania Municipal Money Market Fund
62)     Dreyfus Premier California Municipal Bond Fund
63)     Dreyfus Premier Equity Funds, Inc.
64)     Dreyfus Premier International Funds, Inc.
65)     Dreyfus Premier GNMA Fund
66)     Dreyfus Premier Opportunity Funds
67)     Dreyfus Premier Worldwide Growth Fund, Inc.
68)     Dreyfus Premier Municipal Bond Fund
69)     Dreyfus Premier New York Municipal Bond Fund
70)     Dreyfus Premier State Municipal Bond Fund
71)     Dreyfus Premier Value Equity Funds
72)     Dreyfus Short-Intermediate Government Fund
73)     Dreyfus Short-Intermediate Municipal Bond Fund
74)     The Dreyfus Socially Responsible Growth Fund, Inc.
75)     Dreyfus Stock Index Fund
76)     Dreyfus Tax Exempt Cash Management
77)     The Dreyfus Premier Third Century Fund, Inc.
78)     Dreyfus Treasury Cash Management
79)     Dreyfus Treasury Prime Cash Management
80)     Dreyfus Variable Investment Fund
81)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)     General California Municipal Bond Fund, Inc.
83)     General California Municipal Money Market Fund
84)     General Government Securities Money Market Funds, Inc.
85)     General Money Market Fund, Inc.
86)     General Municipal Bond Fund, Inc.
87)     General Municipal Money Market Funds, Inc.
88)     General New York Municipal Bond Fund, Inc.
89)     General New York Municipal Money Market Fund
90)     MPAM Funds Trust


(b)
                                                                    Positions
                                                                    and Offices
Name and principal         Positions and offices with the           with
Business address           Distributor                              Registrant


Thomas F. Eggers *         Chief Executive Officer and Chairman of  None
                           the Board
J. David Officer *         President and Director                   None
Stephen Burke *            Executive Vice President and Director    None
Charles Cardona *          Executive Vice President and Director    None
Anthony DeVivio **         Executive Vice President and Director    None
Jude C. Metcalfe **        Executive Vice President                 None
Michael Millard **         Executive Vice President and Director    None
David K. Mossman **        Executive Vice President                 None
Jeffrey N. Nachman ***     Executive Vice President and Chief       None
                           Operations Officer

William T. Sandalls,       Executive Vice President                 None
Jr. *
William H. Maresca *       Chief Financial Officer and Director     None
James Book ****            Senior Vice President                    None
Ken Bradle **              Senior Vice President                    None
Stephen R. Byers *         Senior Vice President                    None
Joseph Connolly *          Senior Vice President                    Vice
                                                                    President
                                                                    and
                                                                    Treasurer

JOSEPH ECK +               Senior Vice President                    None
William Glenn *            Senior Vice President                    None
Lawrence S. Kash*          Senior Vice President                    None
Bradley Skapyak *          Senior Vice President                    None
Jane Knight *              Chief Legal Officer and Secretary        None
Stephen Storen *           Chief Compliance Officer                 None
Jeffrey Cannizzaro *       Vice President - Compliance              None
John Geli **               Vice President                           None
Maria Georgopoulos *       Vice President - Facilities Management   None
William Germenis *         Vice President - Compliance              None
Walter T. Harris *         Vice President                           None
Janice Hayles *            Vice President                           None
Hal Marshall *             Vice President - Compliance              None
Paul Molloy *              Vice President                           None
B.J. Ralston **            Vice President                           None
Theodore A. Schachar *     Vice President - Tax                     None
James Windels *            Vice President                           None
James Bitetto *            Assistant Secretary                      None
Ronald Jamison *           Assistant Secretary                      None



*        Principal business address is 200 Park Avenue, New York, NY 10166.
** Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
*** PRINCIPAL BUSINESS ADDRESS IS 6500 WILSHIRE BOULEVARD, 8TH Floor, Los Angeles, CA 90048.
****     Principal business address is One Mellon Bank Center, Pittsburgh, PA
         15258.
+        Principal business address is One Boston Place, Boston, MA 02108.


Item 28.   Location of Accounts and Records

-------    --------------------------------

           1.   The Bank of New York
                100 Church Street
                New York, New York 10286

           2.   Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

           3.   The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 29.   Management Services
-------    -------------------
           Not Applicable


Item 30.   Undertakings
-------    ------------
           None

                             SIGNATURES

                            -------------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of August, 2001.


              DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                     BY: /S/ Stephen E. Canter*
                             __________________
                            Stephen E. Canter, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signatures                      Title                            Date


/s/ Stephen E. Canter*        President (Principal Executive        08/27/01
________________________      Officer)
Stephen E. Canter

/s/ Joseph Connolly*          Treasurer (Principal Financial and    08/27/01
________________________      Accounting Officer)
Joseph Connolly

/s/ Joseph S. DiMartino*      Chairman of the Board                 08/27/01
_________________________
Joseph S. DiMartino

/s/ Clifford L. Alexander*    Board Member                          08/27/01
__________________________
Clifford L. Alexander

/s/ Peggy C. Davis*           Board Member                          08/27/01
__________________________
Peggy C. Davis

/s/ Ernest Kafka*             Board Member                          08/27/01
__________________________
Ernest Kafka

/s/ Nathan Leventhal          Board Member                          08/27/01
___________________________
Nathan Leventhal



*BY:  /S/ Janette E. Farragher
          ____________________
          Janette E. Farragher
          Attorney-in-Fact

                                INDEX OF EXHIBITS
                               ------------------


      ITEM 23                                                      PAGE
      -------                                                      ----



      (g)(2)    Form of Amendment to Custody Agreement

      (g)(3)    Form of Foreign Custody Manager Agreement

      (j)       Consent of Independent Auditors